Exhibit 99.1

Quarterly Financial Supplement

FOR THE PERIOD ENDED MARCH 31, 2019

S I
T E

QUARTERLY FINANCIAL SUPPLEMENT FOR THE PERIOD ENDED MARCH 31, 2019 SITE

SITE Centers Corp.

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants at our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and our ability to satisfy conditions to the completion of these arrangements; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended March 31, 2019. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent reports on Form 10-K. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.	For additional information:
3300 Enterprise Parkway	Matthew Ostrower, EVP and
Beachwood, OH 44122 216-755-5500	Chief Financial Officer

FOR IMMEDIATE RELEASE:

SITE Centers Reports First Quarter 2019 Operating Results

BEACHWOOD, OHIO, April 23, 2019 /Business Wire/ -- SITE Centers Corp. (NYSE: SITC) today announced operating results for the quarter ended March 31, 2019.

“Our focus on leasing and operations began to bear fruit in the first quarter of 2019, with same store NOI growth and, in turn, OFFO well above plan,” commented David R. Lukes, president and chief executive officer. “Leasing is the most important component of SITE Centers’ five-year plan and we remain excited about our momentum and prospects for growth in 2019.”

Results for the Quarter

•

First quarter net income attributable to common shareholders was $27.4 million, or $0.15 per diluted share, as compared to net loss of $62.5 million, or $0.34 per diluted share, in the year ago-period. The year-over-year increase in net income is primarily attributable to lower debt extinguishment charges, transaction costs and interest expense in 2019 partially offset by the dilutive impact of the spin-off of Retail Value Inc. (“RVI”).

•

First quarter operating funds from operations attributable to common shareholders (“Operating FFO” or “OFFO”) was $58.7 million, or $0.32 per diluted share, compared to $97.8 million, or $0.53 per diluted share, in the year ago-period. The year-over-year decrease in OFFO is primarily attributable to the dilutive impact of the spin-off of RVI partially offset by lower interest expense and higher fee income.

Significant First Quarter Activity

•

Sold five shopping centers for an aggregate sales price of $185.6 million, totaling $89.9 million at SITE Centers’ share, including $12.4 million from the repayment of the Company’s preferred equity investment in its two joint ventures with Blackstone.

•

Entered into a management agreement with Column Financial, Inc., an affiliate of Credit Suisse, related to a portfolio of 83 properties anchored by Shopko. The Company’s management of the assets is expected to generate a one-time $1.0 million fee, of which $0.5 million was recorded in the first quarter.

•	Received a $1.8 million fee related to the refinancing of RVI’s loan facility. The fee was excluded from OFFO.

Key Quarterly Operating Results

•	Reported 2.0% same store net operating income growth on a pro rata basis for the quarter.
•

Generated new leasing spreads of 23.2% and renewal leasing spreads of 7.9%, both on a pro rata basis, for the quarter and new leasing spreads of 21.6% and renewal leasing spreads of 7.0%, both on a pro rata basis, for the trailing twelve-month period.

•

Reported a leased rate of 93.0% at March 31, 2019 on a pro rata basis, compared to 92.7% at December 31, 2018 and 93.6% at March 31, 2018. The 60 basis point decline year-over-year primarily is related to the bankruptcy of Toys “R” Us.

•	Annualized base rent per occupied square foot on a pro rata basis was $17.92 at March 31, 2019, compared to $17.16 at March 31, 2018.

Guidance

The Company has updated its 2019 full year guidance for net income attributable to common shareholders and Operating FFO per share to include the impact of the first quarter operating results.  Disposition and refinancing fees from RVI are excluded from guidance.  The guidance update is as follows:

	FY2019E (original) Per Share – Diluted	FY2019E (revised) Per Share – Diluted
Net income attributable to common shareholders	$0.24 – $0.29	$0.25 – $0.30
Depreciation and amortization of real estate	0.77 – 0.79	0.83 – 0.85
Equity in net (income) of JVs	(0.04) – (0.05)	(0.02)
JVs' FFO	0.14 – 0.16	0.14 – 0.16
Gain on disposition of real estate (first quarter actual)	N/A	(0.09)
Impairment of real estate / reserve of preferred equity interests (first quarter actual)	N/A	0.01
FFO (NAREIT) and Operating FFO	$1.13 – $1.18	$1.14 – $1.19

Other key assumptions for 2019 guidance include:

	FY2019E (prior)	FY2019E (revised)
SSNOI	1% - 2%	1.25% – 2.00%
RVI fee income (excluding disposition/refinancing fees)	$23 – $25 million	$22 – $24 million
Joint Venture fee income	$20 – $24 million	$21 – $25 million
Interest income	$14 – $17 million	$14 – $17 million
General & administrative expenses	$62 million	$61 million

Financial Statement Presentation Change

On January 1, 2019, the Company adopted the accounting framework for leases, ASU No. 2016-02, Leases (“Topic 842”).  The following is a summary of the presentation changes within the 2019 Consolidated Statement of Operations required by the adoption of the new standard:

•	All income related to tenant leases is reflected in a single “Rental income” line item.
•

The impact of bad debt is now a component of the single Rental income line item and is no longer a component of Operating and Maintenance expenses. This change is reflected in 2019 reporting periods but has not been made to 2018 historical results.

•

Real estate taxes paid by certain major tenants directly to the taxing authority are no longer reflected in Rental Income and Real estate tax expense.  This change is reflected in 2019 reporting periods but has not been made to 2018 historical results.

Supplemental footnote support has been provided herein for comparability purposes. The Company’s Net income, Net operating income and Operating FFO were not impacted by these presentation changes.

About SITE Centers Corp.

SITE Centers is an owner and manager of open-air shopping centers that provide a highly-compelling shopping experience and merchandise mix for retail partners and consumers. The Company is a self-administered and self-managed REIT operating as a fully integrated real estate company, and is publicly traded on the New York Stock Exchange under the ticker symbol SITC. Additional information about the Company is available at https://www.sitecenters.com.  To be included in the Company’s e-mail distributions for press releases and other investor news, please click here.

Conference Call and Supplemental Information

The Company will hold its quarterly conference call tomorrow at 9:00 a.m. Eastern Time. To participate with access to the slide presentation, please visit the Investor Relations portion of SITE's website, ir.sitecenters.com, or for audio only, dial 888-317-6003 (U.S.), 866-284-3684 (Canada) or 412-317-6061 (international) using pass code 7499934 at least ten minutes prior to the scheduled start of the call. A replay of the conference call will also be available at ir.sitecenters.com for one year after the call. A copy of the Company’s Supplemental package is available on the Company’s website.

Non-GAAP Measures

Funds from Operations (“FFO”) is a supplemental non-GAAP financial measure used as a standard in the real estate industry and is a widely accepted measure of real estate investment trust (“REIT”) performance. Management believes that both FFO and Operating FFO provide additional indicators of the financial performance of a REIT. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

In December 2018, the National Association of Real Estate Investment Trusts (“NAREIT”) issued NAREIT Funds From Operations White Paper - 2018 Restatement (“2018 FFO White Paper”).  The purpose of the 2018 FFO White Paper was not to change the fundamental definition of FFO but to clarify existing guidance and to consolidate into a single document alerts and policy bulletins issued by NAREIT since the last FFO white paper was issued in 2002. The 2018 FFO White Paper was effective starting with first quarter 2019 reporting. The changes to the Company’s calculation of FFO resulting from the adoption of the 2018 FFO White Paper relate to the exclusion of gains or losses on the sale of land as well as related impairments, gains or losses from changes in control and the reserve adjustment of preferred equity interests. The Company adopted changes in its calculation in 2019 on a retrospective basis.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items. These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis. The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT. The Company calculates Operating FFO as FFO excluding certain non-operating charges, income and gains. Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio. Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, hurricane-related activity, certain transaction costs or certain fee income.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

The Company also uses net operating income (“NOI”), a non-GAAP financial measure, as a supplemental performance measure. NOI is calculated as property revenues less property-related expenses. The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company presents NOI information herein on a same store basis or “SSNOI.” The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income in excess of lost rent, management fee expense, fair market value of leases and expense recovery adjustments. SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons).  SSNOI excludes all non-property and corporate level revenue and expenses. Other real estate companies may calculate NOI and SSNOI in a different manner. The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.

FFO, Operating FFO, NOI and SSNOI do not represent cash generated from operating activities in accordance with GAAP, are not necessarily indicative of cash available to fund cash needs and should not be considered as alternatives to net income computed in accordance with GAAP, as indicators of the Company’s operating performance or as alternatives to cash flow as a measure of liquidity. Reconciliations of these non-GAAP measures to their most directly comparable GAAP measures are included in this release and the accompanying financial supplement.  Reconciliation of 2019 SSNOI projected growth target to the most directly comparable GAAP financial measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort.

Safe Harbor

SITE Centers Corp. considers portions of the information in this press release to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, both as amended, with respect to the Company's expectation for future periods. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. For this purpose, any statements contained herein that are not historical fact may be deemed to be forward-looking statements. There are a number of important factors that could cause our results to differ materially from those indicated by such forward-looking statements, including, among other factors, local conditions such as supply of space or a reduction in demand for real estate in the area; competition from other available space; dependence on rental income from real property; the loss of, significant downsizing of or bankruptcy of a major tenant and the impact of any such event on rental income from other tenants and our properties; redevelopment and construction activities may not achieve a desired return on investment; our ability to buy or sell assets on commercially reasonable terms; our ability to complete acquisitions or dispositions of assets under contract; our ability to secure equity or debt financing on commercially acceptable terms or at all; our ability to enter into definitive agreements with regard to our financing and joint venture arrangements and our ability to satisfy conditions to the completion of these arrangements; the termination of any joint venture arrangements or arrangements to manage real property; property damage, expenses related thereto and other business and economic consequences (including the potential loss of rental revenues) resulting from extreme weather conditions in locations where we own properties, and the ability to estimate accurately the amounts thereof; sufficiency and timing of any insurance recovery payments related to damages from extreme weather conditions; any change in strategy; our ability to maintain REIT status; and the finalization of the financial statements for the period ended March 31, 2019. For additional factors that could cause the results of the Company to differ materially from those indicated in the forward-looking statements, please refer to the Company's most recent report on Form 10-K for the year ended December 31, 2018. The Company undertakes no obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date hereof.

SITE Centers Corp.

Income Statement:  Consolidated Interests

	$ in thousands, except per share
		1Q19	1Q18
	Revenues:
	Rental income (1)	$112,221	$203,766
	Other property revenues	1,469	1,191
	Business interruption income	0	2,000
		113,690	206,957
	Expenses:
	Operating and maintenance (2)	18,841	33,026
	Real estate taxes	17,743	32,023
		36,584	65,049

	Net operating income	77,106	141,908

	Other income (expense):
	Fee income (3)	17,332	8,111
	Interest income	4,521	5,341
	Interest expense	(21,726)	(44,040)
	Depreciation and amortization	(42,608)	(74,424)
	General and administrative (4)	(14,112)	(12,846)
	Other income (expense), net (5)	153	(61,607)
	Impairment charges	(620)	(30,444)
	Hurricane property loss	0	(750)
	Income (loss) before earnings from JVs and other	20,046	(68,751)

	Equity in net income of JVs	1,043	8,786
	Reserve of preferred equity interests	(1,099)	(3,961)
	Gain on disposition of real estate, net	16,377	10,011
	Tax (expense) benefit	(272)	18
	Net income (loss)	36,095	(53,897)
	Non-controlling interests	(305)	(256)
	Net income (loss) SITE Centers	35,790	(54,153)
	Preferred dividends	(8,383)	(8,383)
	Net income (loss) Common Shareholders	$27,407	($62,536)

	Weighted average shares – Basic – EPS (6)	180,546	184,560
	Assumed conversion of diluted securities	545	0
	Weighted average shares – Basic & Diluted – EPS (6)	181,091	184,560

	Earnings per common share – Basic (6)	$0.15	$(0.34)
	Earnings per common share – Diluted (6)	$0.15	$(0.34)

	Rental income:
(1)	Minimum rents	$74,961	$136,917
	Ground lease minimum rents	5,018	9,970
	Percentage rent	1,376	1,808
	Recoveries	27,461	51,354
	Lease termination fees	2,587	521
	Ancillary rental income	1,259	3,196
	Bad debt	(441)	N/A

(2)	Bad debt (prior to adoption of Topic 842)	N/A	(97)

(3)	Fee Income:
	JV and other fees	7,876	8,111
	RVI fees	6,556	0
	RVI disposition fees	1,100	0
	RVI refinancing fee	1,800	0

(4)	General and administrative expenses:
	Internal leasing expenses	(1,945)	(1,196)
	Construction administrative costs (capitalized)	626	1,370

SITE Centers Corp.

Income Statement:  Consolidated Interests

	$ in thousands
		1Q19	1Q18
(5)	Other income (expense), net
	Transaction and other expense, net	163	(5,175)
	Debt extinguishment costs, net	(10)	(56,432)

(6)	Prior periods presented have been adjusted to reflect the Company's one-for-two reverse stock split.

SITE Centers Corp.

Reconciliation: Net Income (Loss) to FFO and Operating FFO

and Other Financial Information

	$ in thousands, except per share
		1Q19	1Q18
	Net income (loss) attributable to Common Shareholders	$27,407	($62,536)
	Depreciation and amortization of real estate	40,957	72,859
	Equity in net income of JVs	(1,043)	(8,786)
	JVs' FFO	7,975	7,170
	Non-controlling interests	28	53
	Impairment of real estate	620	30,444
	Reserve of preferred equity interests	1,099	3,961
	Gain on disposition of real estate, net	(16,377)	(10,011)
	FFO attributable to Common Shareholders	$60,666	$33,154
	RVI disposition and refinancing fees	(2,900)	0
	Mark-to-market adjustment (PRSUs)	899	0
	Hurricane property loss, net	0	2,535
	Debt extinguishment, transaction, net	22	61,607
	Joint ventures - debt extinguishment, other	14	454
	Total non-operating items, net	(1,965)	64,596
	Operating FFO attributable to Common Shareholders	$58,701	$97,750

	Weighted average shares & units – Basic: FFO & OFFO (1)	180,690	184,735
	Assumed conversion of dilutive securities (1)	545	8
	Weighted average shares & units – Diluted: FFO & OFFO (1)	181,235	184,743

	FFO per share – Basic (1)	$0.34	$0.18
	FFO per share – Diluted (1)	$0.33	$0.18
	Operating FFO per share – Basic & Diluted (1)	$0.32	$0.53
	Common stock dividends declared, per share (1)	$0.20	$0.19

	Capital expenditures (SITE Centers share):
	Development and redevelopment costs	6,849	20,474
	Maintenance capital expenditures (2)	1,398	521
	Tenant allowances and landlord work	8,311	9,418
	Leasing commissions	843	897

	Certain non-cash items (SITE Centers share):
	Straight-line rent	316	(380)
	Straight-line fixed CAM	201	0
	Amortization of (above)/below-market rent, net	1,196	1,843
	Straight-line ground rent (expense) income	(420)	(50)
	Debt fair value and loan cost amortization	(1,122)	(2,473)
	Capitalized interest expense	271	323
	Stock compensation expense	(1,855)	(1,692)
	Non-real estate depreciation expense	(1,558)	(1,523)

(1)	Prior periods presented have been adjusted to reflect the Company's one-for-two reverse stock split.

(2)	LED lighting program	568	0

SITE Centers Corp.

Balance Sheet: Consolidated Interests

	$ in thousands
		At Period End
		1Q19	4Q18
	Assets:
	Land	$861,730	$873,548
	Buildings	3,215,366	3,251,030
	Fixtures and tenant improvements	450,636	448,371
		4,527,732	4,572,949
	Depreciation	(1,197,944)	(1,172,357)
		3,329,788	3,400,592
	Construction in progress and land	55,634	54,917
	Real estate, net	3,385,422	3,455,509

	Investments in and advances to JVs	126,602	139,732
	Investment in and advances to affiliate (1)	224,070	223,985
	Receivable – preferred equity interests, net	176,120	189,891
	Cash	9,611	11,087
	Restricted cash	2,062	2,563
	Notes receivable	19,675	19,675
	Receivables and straight-line (2)	60,951	67,335
	Intangible assets, net (3)	88,719	77,419
	Other assets, net	22,791	19,135
	Total Assets	4,116,023	4,206,331

	Liabilities and Equity:
	Revolving credit facilities	40,000	100,000
	Unsecured debt	1,646,496	1,646,007
	Unsecured term loan	49,676	49,655
	Secured debt	87,992	88,743
		1,824,164	1,884,405
	Dividends payable	44,636	45,262
	Other liabilities (4)	194,257	203,662
	Total Liabilities	2,063,057	2,133,329

	Preferred shares	525,000	525,000
	Common shares	18,472	18,471
	Paid-in capital	5,545,295	5,544,220
	Distributions in excess of net income	(3,988,996)	(3,980,151)
	Deferred compensation	7,954	8,193
	Other comprehensive income	(1,077)	(1,381)
	Common shares in treasury at cost	(56,703)	(44,278)
	Non-controlling interests	3,021	2,928
	Total Equity	2,052,966	2,073,002

	Total Liabilities and Equity	$4,116,023	$4,206,331

(1)	Preferred investment in RVI	$190,000	$190,000
	Receivable from RVI	34,070	33,985

(2)	Straight-line rents receivable	30,628	31,098

(3)	Operating lease right of use assets (related to adoption of Topic 842)	21,962	0

(4)	Operating lease liabilities (related to adoption of Topic 842)	40,303	0
	Below-market leases, net	48,856	50,332

SITE Centers Corp.

Reconciliation of Net Income (Loss) Attributable to SITE to Same Store NOI (1)

$ in thousands
			At SITE Centers Share (Non-GAAP)
	1Q19	1Q18	1Q19	1Q18
GAAP Reconciliation:
Net income (loss) attributable to SITE Centers	$35,790	($54,153)	$35,790	($54,153)
Fee income	(17,332)	(8,111)	(17,332)	(8,111)
Interest income	(4,521)	(5,341)	(4,521)	(5,341)
Interest expense	21,726	44,040	21,726	44,040
Depreciation and amortization	42,608	74,424	42,608	74,424
General and administrative	14,112	12,846	14,112	12,846
Other expense, net	(153)	61,607	(153)	61,607
Impairment charges	620	30,444	620	30,444
Hurricane property and impairment loss	0	750	0	750
Equity in net income of joint ventures	(1,043)	(8,786)	(1,043)	(8,786)
Reserve of preferred equity interests	1,099	3,961	1,099	3,961
Tax expense (benefit)	272	(18)	272	(18)
Gain on disposition of real estate	(16,377)	(10,011)	(16,377)	(10,011)
Income from non-controlling interests	305	256	305	256
Consolidated NOI	77,106	141,908	77,106	141,908
SITE Centers' consolidated JV	0	0	(444)	(398)
Consolidated NOI, net of non-controlling interests	77,106	141,908	76,662	141,510

Net income from unconsolidated joint ventures	6,666	23,405	774	8,452
Interest expense	25,656	24,243	4,429	3,749
Depreciation and amortization	39,504	39,677	6,167	5,181
Impairment charges	12,267	16,910	2,453	846
Preferred share expense	5,459	6,508	273	325
Other expense, net	5,456	7,421	996	1,289
Gain on disposition of real estate, net	(15,966)	(38,020)	(1,555)	(7,448)
Unconsolidated NOI	79,042	80,144	13,537	12,394

Total Consolidated + Unconsolidated NOI	156,148	222,052	90,199	153,904
Less: Non-Same Store NOI adjustments	(12,508)	(80,255)	(8,594)	(73,887)
Total SSNOI	$143,640	$141,797	$81,605	$80,017

SSNOI % Change	1.3%		2.0%

(1) Excludes major redevelopment activity.

SITE Centers Corp.

Portfolio Summary

GLA in thousands
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Shopping Center Count
Operating Centers - 100%	173	177	182	193	208
Wholly Owned	69	70	78	78	82
JV Portfolio	104	107	104	115	126

Gross Leasable Area (GLA)
Owned and Ground Lease - Pro Rata Share	23,985	23,942	26,632	26,763	27,529
Wholly Owned	19,726	19,616	22,867	22,884	23,535
JV Portfolio - Pro Rata Share	4,259	4,326	3,765	3,879	3,994
Unowned - 100%	15,742	16,311	16,578	17,973	19,847

Quarterly Operational Overview
Pro Rata Share
Base Rent PSF	$17.92	$17.86	$17.47	$17.36	$17.16
Base Rent PSF < 10K	$27.68	$27.58	$27.23	$27.31	$26.68
Base Rent PSF > 10K	$15.15	$15.10	$14.74	$14.68	$14.54
Commenced Rate	89.4%	90.1%	90.6%	91.0%	91.3%
Leased Rate	93.0%	92.7%	92.7%	93.1%	93.6%
Leased Rate < 10K SF	89.4%	89.1%	90.3%	90.2%	89.7%
Leased Rate > 10K SF	94.0%	93.8%	93.4%	94.0%	94.7%

Wholly Owned SITE
Base Rent PSF	$18.48	$18.41	$17.83	$17.72	$17.52
Leased Rate	93.0%	92.6%	92.6%	93.2%	93.6%
Leased Rate < 10K SF	90.0%	89.5%	91.0%	91.2%	90.7%
Leased Rate > 10K SF	93.8%	93.5%	93.0%	93.7%	94.5%

Joint Venture at Pro Rata Share
Base Rent PSF	$15.45	$15.46	$15.29	$15.23	$15.02
Leased Rate	93.0%	93.4%	93.0%	92.8%	93.3%
Leased Rate < 10K SF	87.0%	87.6%	86.5%	85.3%	85.4%
Leased Rate > 10K SF	95.1%	95.4%	95.4%	95.6%	96.2%

Operational Statistics
% of Aggregate Property NOI - Wholly Owned	84.0%	86.0%	87.7%	87.3%	87.0%
% of Aggregate Property NOI - Joint Venture – Pro Rata Share	16.0%	14.0%	12.3%	12.7%	13.0%

SITE SS NOI at share	2.0%	2.1%	2.2%	1.4%	2.6%

TTM Total Leasing - at pro rata share (GLA in 000's)	3,873	3,808	3,942	3,501	3,289
TTM Blended New and Renewal Rent Spreads - at pro rata share	8.6%	8.2%	8.7%	8.4%	8.9%

Note: Prior periods have been adjusted to only reflect SITE property and tenant statistics; RVI information for all periods prior to 7/1/18 has been removed.

SITE Centers Corp.

Capital Structure

$, shares and units in thousands, except per share
	March 31, 2019	December 31, 2018	December 31, 2017
Capital Structure
Market Value Per Share	$13.62	$11.07	$17.92

Common Shares Outstanding	180,546	181,657	184,237
Operating Partnership Units	141	141	186
Total Outstanding Common Shares	180,686	181,798	184,423

Common Shares Equity	$2,460,949	$2,012,502	$3,304,866

Perpetual Preferred Stock - Class J	200,000	200,000	200,000
Perpetual Preferred Stock - Class K	150,000	150,000	150,000
Perpetual Preferred Stock - Class A	175,000	175,000	175,000
Total Perpetual Preferred Stock	$525,000	$525,000	$525,000

Unsecured Credit Facilities	40,000	100,000	0
Unsecured Term Loan	50,000	50,000	400,000
Unsecured Notes Payable	1,655,803	1,655,687	2,827,052
Mortgage Debt (includes JVs at SITE share)	438,204	440,405	988,740
Total Debt (includes JVs at SITE share)	2,184,007	2,246,092	4,215,792
Less: Cash (including restricted cash)	11,673	13,650	94,724
Net Debt	$2,172,334	$2,232,442	$4,121,068

Total Market Capitalization	$5,158,283	$4,769,944	$7,950,934

Leverage / Public Debt Covenants
Consolidated Net Effective Debt	1,812,039	1,870,363	3,763,739
Consolidated Adjusted EBITDA - annualized	373,552	378,488	622,576
Consolidated Net Debt / Adjusted EBITDA (1)	4.9X	4.9X	6.0X

Pro-Rata Net Effective Debt	2,159,816	2,218,568	4,102,455
Pro-Rata Adjusted EBITDA - annualized	392,188	395,324	637,736
Pro-Rata Net Debt / Adjusted EBITDA (1)	5.5X	5.6X	6.4X

Outstanding Debt & Obligations	1,848,994	1,909,399	3,884,947
Undepreciated Real Estate Assets	5,110,159	5,181,474	8,631,815
Total Debt to Real Estate Assets Ratio	36%	37%	45%
Covenant	65%	65%	65%

Secured Debt & Obligations	86,941	87,467	640,553
Total Assets	5,308,734	5,372,921	9,115,651
Secured Debt to Assets Ratio	2%	2%	7%
Covenant	40%	40%	40%

Unencumbered Real Estate Assets	4,395,739	4,439,863	6,973,787
Unsecured Debt & Obligations	1,762,053	1,821,932	3,244,394
Unencumbered Assets to Unsecured Debt	249%	244%	215%
Covenant	135%	135%	135%

Net Income Available for Debt Service	363,317	370,272	560,295
Maximum Annual Service Charge	124,919	149,201	217,754
Fixed Charge Coverage Ratio	2.9X	2.5X	2.6X
Covenant	1.5X	1.5X	1.5X
Net Income Available for Debt Service Excluding Other Expenses (2)	397,770	453,329	623,575
Fixed Charge Coverage Ratio Excluding Other Expenses (2)	3.2X	3.0X	2.9X

Credit Ratings (Outlook)
Moody's	Baa3 (Stable)	Baa3 (Stable)	Baa3 (Stable)
S&P	BBB- (Stable)	BBB- (Stable)	BBB- (Stable)
Fitch	BBB (Stable)	BBB (Stable)	BBB- (Positive)

(1) Excludes Perpetual Preferred Stock. See definition in the Non-GAAP Measures section.
(2) Other Expenses include Debt Extinguishment Costs and RVI transaction costs.

SITE Centers Corp.

Same Store Metrics (1)

$ in thousands

	Same Store at 100% (2)			Same Store at SITE Share (2)
SITE at share	1Q19	1Q18	Change	1Q19	1Q18	Change

Leased Rate	93.0%	93.4%	(0.4%)	93.2%	93.3%	(0.1%)
Commenced Rate	90.8%	91.3%	(0.5%)	90.7%	91.0%	(0.3%)

Revenues:
Minimum Rents	$150,272	$148,642		$84,743	$83,388
Recoveries	48,287	46,487		28,540	26,974
Percentage and Overage Rents	1,390	1,035		1,098	724
Ancillary and Other Income	2,382	1,822		1,316	989
Bad Debt Expense	(840)	(653)		(295)	(199)
	201,491	197,333	2.1%	115,402	111,876	3.2%
Expenses:
Operating	(26,933)	(25,581)		(15,330)	(14,125)
Real Estate Taxes	(30,918)	(29,955)		(18,467)	(17,734)
	(57,851)	(55,536)	4.2%	(33,797)	(31,859)	6.1%
Total SSNOI	$143,640	$141,797	1.3%	$81,605	$80,017	2.0%

Non-Same Store NOI (3)	12,508	80,255		8,594	73,887
Total Consolidated + Unconsolidated NOI	$156,148	$222,052		$90,199	$153,904

SSNOI Operating Margin	71.3%	71.9%		70.7%	71.5%
SSNOI Recovery Rate	83.5%	83.7%		84.4%	84.7%

(1) See calculation definition in the Non-GAAP Measures section.
(2) The Company adopted Topic 842, Leases in the first quarter. All prior periods have been restated to conform to the 2019 presentation.
(3) See Investments section for detail on major redevelopment activity. Represents 9.5% of 1Q19 total NOI at SITE share.

SITE Centers Corp.

Leasing Summary

At pro rata share except for count

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
1Q19	26	101,757	$19.84	$16.10	23.2%	9.3	53	254,655	$18.89	9.7
4Q18	22	55,466	$17.61	$15.45	14.0%	9.4	57	277,645	$18.62	9.5
3Q18	28	46,364	$27.39	$22.72	20.6%	7.6	63	272,199	$24.65	13.5
2Q18	26	108,903	$17.14	$13.74	24.7%	6.8	58	321,448	$18.23	9.2
	102	312,490	$19.62	$16.14	21.6%	8.2	231	1,125,947	$20.03	10.7

Renewals
1Q19	115	440,461	$17.15	$15.90	7.9%	5.5	115	440,461	$17.15	5.5
4Q18	86	392,009	$16.02	$15.22	5.3%	5.1	86	392,009	$16.02	5.1
3Q18	164	1,080,853	$16.86	$15.58	8.2%	6.1	164	1,080,853	$16.86	6.1
2Q18	155	833,334	$15.58	$14.74	5.7%	5.2	155	833,334	$15.58	5.2
	520	2,746,657	$16.40	$15.33	7.0%	5.6	520	2,746,657	$16.40	5.6

New + Renewals
1Q19	141	542,218	$17.65	$15.94	10.7%	6.3	168	695,116	$17.79	7.1
4Q18	108	447,475	$16.22	$15.25	6.4%	5.7	143	669,654	$17.10	7.1
3Q18	192	1,127,217	$17.29	$15.87	8.9%	6.2	227	1,353,052	$18.43	8.1
2Q18	181	942,237	$15.76	$14.62	7.8%	5.4	213	1,154,782	$16.32	6.4
	622	3,059,147	$16.73	$15.41	8.6%	5.9	751	3,872,604	$17.45	7.3

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg	% of GLA
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)	>10K SF	<10K SF
New Leases (1)
1Q19	199,059	$19.87	$3.17	$2.10	$0.60	$5.87	$14.00	9.6	65%	35%
4Q18	120,266	$22.49	$3.65	$3.61	$0.63	$7.89	$14.60	8.8	66%	34%
3Q18	143,178	$21.58	$3.76	$2.31	$0.54	$6.61	$14.97	8.3	48%	52%
2Q18	281,551	$19.02	$1.26	$6.99	$0.47	$8.72	$10.30	8.7	70%	30%
	744,054	$20.30	$2.65	$4.20	$0.55	$7.40	$12.90	8.9	64%	36%

Renewals
1Q19	440,461	$17.41	$0.37	$0.00	$0.01	$0.38	$17.03	5.5	71%	29%
4Q18	392,009	$16.30	$0.04	$0.00	$0.00	$0.04	$16.26	5.1	84%	16%
3Q18	1,080,853	$17.19	$0.76	$0.01	$0.00	$0.77	$16.42	6.1	84%	16%
2Q18	833,334	$15.78	$0.08	$0.00	$0.00	$0.08	$15.70	5.2	80%	20%
	2,746,657	$16.67	$0.41	$0.00	$0.00	$0.41	$16.26	5.6	81%	19%

New + Renewals
1Q19	639,520	$18.18	$1.59	$0.92	$0.27	$2.78	$15.40	6.8	69%	31%
4Q18	512,275	$17.75	$1.26	$1.22	$0.22	$2.70	$15.05	6.2	80%	20%
3Q18	1,224,031	$17.70	$1.21	$0.36	$0.08	$1.65	$16.05	6.4	80%	20%
2Q18	1,114,885	$16.60	$0.50	$2.48	$0.17	$3.15	$13.45	6.2	78%	22%
	3,490,711	$17.44	$1.07	$1.25	$0.16	$2.48	$14.96	6.4	77%	23%

(1) New Leases exclude development and redevelopment activity.

SITE Centers Corp.

Top 50 Tenants

$ and GLA in thousands
		Number of Units			Base Rent			Owned GLA			Credit Ratings
	Tenant	WO	JV	Total	Pro Rata	% of Total	At 100%	Pro Rata	% of Total	At 100%	(S&P/Moody's/Fitch)
1	TJX Companies (1)	43	32	75	$20,515	5.7%	$28,588	1,502	6.3%	2,268	A+/A2/NR
2	Bed Bath & Beyond (2)	28	23	51	12,265	3.4%	19,393	899	3.7%	1,440	BB+/Baa3/NR
3	Dick's Sporting Goods (3)	12	15	27	10,053	2.8%	17,946	641	2.7%	1,318	NR
4	PetSmart	23	24	47	9,978	2.8%	16,320	595	2.5%	1,033	CCC/Caa1/NR
5	Michaels	20	20	40	8,198	2.3%	12,900	560	2.3%	953	BB-/NR/NR
6	Best Buy	8	10	18	7,155	2.0%	12,392	438	1.8%	793	BBB/Baa1/BBB
7	AMC Theatres	2	8	10	7,104	2.0%	16,889	294	1.2%	771	B/B2/NR
8	Gap (4)	18	21	39	6,866	1.9%	11,051	368	1.5%	632	BB+/Baa2/NR
9	Ulta	22	19	41	6,616	1.8%	10,287	262	1.1%	435	NR
10	Ross Stores (5)	14	34	48	6,469	1.8%	15,377	577	2.4%	1,397	A-/A3/NR
11	Nordstrom Rack	9	2	11	6,342	1.8%	7,566	333	1.4%	397	BBB+/Baa1/BBB+
12	Kroger (6)	6	8	14	6,318	1.8%	9,020	470	2.0%	823	BBB/Baa1/NR
13	Kohl's	6	12	18	6,098	1.7%	12,965	718	3.0%	1,571	BBB-/Baa2/BBB
14	Barnes & Noble	9	9	18	5,838	1.6%	8,963	271	1.1%	452	NR
15	Whole Foods	3	2	5	4,938	1.4%	5,679	208	0.9%	259	A+/A3/NR
16	Petco	13	10	23	4,096	1.1%	6,266	202	0.8%	315	CCC+/B3/NR
17	Office Depot (7)	12	12	24	4,034	1.1%	7,161	298	1.2%	512	B/Ba3/NR
18	DSW	10	8	18	3,935	1.1%	6,003	240	1.0%	388	NR
19	Ascena (8)	24	19	43	3,862	1.1%	5,620	175	0.7%	265	B-/B1/NR
20	Jo-Ann	9	9	18	3,748	1.0%	5,903	332	1.4%	570	B/B2/NR
21	Five Below	18	20	38	3,714	1.0%	6,122	192	0.8%	329	NR
22	Party City	13	13	26	3,604	1.0%	6,074	184	0.8%	329	NR
23	Home Depot	4	3	7	3,530	1.0%	5,025	455	1.9%	813	A/A2/A
24	Pier 1 Imports	9	16	25	3,333	0.9%	5,979	130	0.5%	261	CCC+/NR/NR
25	LA Fitness	4	1	5	3,295	0.9%	3,882	189	0.8%	220	NR
26	Burlington	3	7	10	3,291	0.9%	6,534	210	0.9%	577	BB+/NR/BB+
27	Cinemark	2	3	5	3,219	0.9%	5,094	209	0.9%	326	BB/NR/NR
28	Regal Cinemas	3	1	4	3,127	0.9%	5,227	150	0.6%	220	NR
29	Staples	7	13	20	3,122	0.9%	5,820	205	0.9%	410	B+/B1/NR
30	Hobby Lobby	5	4	9	2,564	0.7%	4,099	296	1.2%	470	NR
31	Dollar Tree Stores	16	23	39	2,528	0.7%	4,763	205	0.9%	396	BBB-/Baa3/NR
32	Giant Eagle	2	2	4	2,378	0.7%	4,247	203	0.8%	369	NR
33	Publix	2	20	22	2,304	0.6%	9,743	264	1.1%	1,065	NR
34	24 Hour Fitness	3	1	4	2,243	0.6%	3,863	105	0.4%	189	B/NR/NR
35	Macy's (9)	4	0	4	2,224	0.6%	2,224	183	0.8%	183	BBB-/Baa3/BBB
36	Mattress Firm	14	14	28	2,199	0.6%	3,708	71	0.3%	131	NR
37	Famous Footwear	11	8	19	2,152	0.6%	3,188	104	0.4%	155	BB/Ba2/NR
38	Total Wine & More	4	4	8	2,142	0.6%	3,261	104	0.4%	163	NR
39	Carter's Childrenswear	14	15	29	2,013	0.6%	3,086	71	0.3%	117	BB+/NR/NR
40	Lowe's	2	3	5	2,012	0.6%	4,375	342	1.4%	662	BBB+/Baa1/NR
41	Tailored Brands (10)	11	10	21	1,959	0.5%	3,170	71	0.3%	129	B+/NR/NR
42	Ahold Delhaize (11)	1	6	7	1,932	0.5%	5,627	119	0.5%	385	BBB/Baa1/BBB
43	AT&T	15	20	35	1,927	0.5%	3,222	56	0.2%	99	BBB/Baa2/A-
44	Target	3	2	5	1,840	0.5%	2,369	509	2.1%	703	A/A2/A-
45	Panera	9	10	19	1,621	0.5%	2,749	53	0.2%	93	NR
46	L Brands (12)	12	13	25	1,621	0.5%	2,539	56	0.2%	88	BB/Ba1/NR
47	Signet Jewelers (13)	11	5	16	1,571	0.4%	1,830	42	0.2%	52	BB+/NR/BB
48	Kirkland's	8	6	14	1,556	0.4%	2,037	78	0.3%	111	NR
49	Darden (14)	8	4	12	1,553	0.4%	2,123	64	0.3%	90	BBB/Baa2/BBB
50	Shoprite	1	1	2	1,442	0.4%	2,260	79	0.3%	136	NR
	Top 50 Total	510	545	1,055	$216,444	60.2%	$360,529	14,382	60.0%	25,863
	Total Portfolio				$359,745	100.0%	$616,513	23,985	100.0%	43,876

(1) T.J. Maxx (21) / Marshalls (30) / HomeGoods (18) / Sierra Trading (3) / HomeSense (2) / Combo Store (1)							(8) Ann Taylor (3)/ Catherine's (3) /Dress Barn (13) /Justice (10) /Lane Bryant (11) /Maurice's (3)
(2) Bed Bath (25) / World Market (16) / buybuy Baby (9) / CTS (1)							(9) Macy's Furniture Gallery (3) / Bloomingdale's the Outlet Store (1)
(3) Dick's Sporting Goods (24) / Golf Galaxy (3)							(10) Men's Wearhouse (14) / Jos. A. Bank (6) / K&G Fashion Superstore (1)
(4) Gap (3) / Old Navy (34) / Banana Republic (2)							(11) Stop & Shop (4) / Food Lion (2) / Martin's (1)
(5) Ross Dress For Less (46) / dd's Discounts (2)							(12) Bath & Body Works (21) / Victoria's Secret (4)
(6) Kroger (9) / Harris Teeter (3) / King Soopers (1) / Mariano's (1)							(13) Kay Jewelers (10) / Jared (4) / Zales (2)
(7) Office Depot (12) / OfficeMax (12)							(14) Longhorn Steakhouse (7) / Olive Garden (4) / Bahama Breeze (1)

SITE Centers Corp.

Lease Expirations

At pro rata share except for count; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	2	22	282	$12.82	0.1%	63	83	$2,087	$25.14	1.8%	65	105	$2,369	$22.56	0.7%
2019	28	629	6,592	$10.48	3.0%	200	249	6,966	$27.98	6.1%	228	878	13,558	$15.44	4.0%
2020	104	1,453	22,255	$15.32	10.1%	417	577	14,599	$25.30	12.8%	521	2,030	36,854	$18.15	11.0%
2021	140	2,028	28,908	$14.25	13.1%	453	611	16,421	$26.88	14.4%	593	2,639	45,329	$17.18	13.5%
2022	148	2,447	36,048	$14.73	16.3%	431	655	18,291	$27.93	16.0%	579	3,102	54,339	$17.52	16.2%
2023	151	2,477	34,583	$13.96	15.6%	425	658	18,309	$27.83	16.0%	576	3,135	52,892	$16.87	15.8%
2024	133	2,103	29,610	$14.08	13.4%	280	421	11,513	$27.35	10.1%	413	2,524	41,123	$16.29	12.3%
2025	52	847	14,182	$16.74	6.4%	105	188	5,357	$28.49	4.7%	157	1,035	19,539	$18.88	5.8%
2026	44	605	9,249	$15.29	4.2%	94	227	6,942	$30.58	6.1%	138	832	16,191	$19.46	4.8%
2027	37	646	12,440	$19.26	5.6%	88	178	5,136	$28.85	4.5%	125	824	17,576	$21.33	5.2%
2028	42	631	9,416	$14.92	4.3%	96	191	5,599	$29.31	4.9%	138	822	15,015	$18.27	4.5%
Thereafter	40	907	17,604	$19.41	8.0%	46	118	3,138	$26.59	2.7%	86	1,025	20,742	$20.24	6.2%
Total	921	14,795	$221,169	$14.95	100.0%	2,698	4,156	$114,358	$27.52	100.0%	3,619	18,951	$335,527	$17.70	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	21	$266	$12.67	0.1%	54	70	$1,796	$25.66	1.6%	55	91	$2,062	$22.66	0.6%
2019	7	113	1,203	$10.65	0.5%	137	164	4,607	$28.09	4.0%	144	277	5,810	$20.97	1.7%
2020	26	222	3,538	$15.94	1.6%	244	307	7,924	$25.81	6.9%	270	529	11,462	$21.67	3.4%
2021	19	232	4,308	$18.57	1.9%	283	314	8,800	$28.03	7.7%	302	546	13,108	$24.01	3.9%
2022	26	334	5,614	$16.81	2.5%	230	306	8,334	$27.24	7.3%	256	640	13,948	$21.79	4.2%
2023	17	110	2,504	$22.76	1.1%	258	308	8,242	$26.76	7.2%	275	418	10,746	$25.71	3.2%
2024	20	232	3,554	$15.32	1.6%	200	236	7,099	$30.08	6.2%	220	468	10,653	$22.76	3.2%
2025	21	213	3,204	$15.04	1.4%	150	216	6,017	$27.86	5.3%	171	429	9,221	$21.49	2.7%
2026	22	233	4,875	$20.92	2.2%	138	225	6,542	$29.08	5.7%	160	458	11,417	$24.93	3.4%
2027	24	324	5,765	$17.79	2.6%	167	254	7,880	$31.02	6.9%	191	578	13,645	$23.61	4.1%
2028	41	522	7,190	$13.77	3.3%	165	272	7,933	$29.17	6.9%	206	794	15,123	$19.05	4.5%
Thereafter	697	12,239	179,148	$14.64	81.0%	672	1,484	39,184	$26.40	34.3%	1,369	13,723	218,332	$15.91	65.1%
Total	921	14,795	$221,169	$14.95	100.0%	2,698	4,156	$114,358	$27.52	100.0%	3,619	18,951	$335,527	$17.70	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Redevelopments

$ in thousands
	SITE Own %	Project Yield	Est. Total Net Cost	Cost Incurred To Date	Est. Remain Costs	Placed In Service	CIP (1)	Initial Occupancy	Est. Stabilized Quarter	Key Tenants

Consolidated Summary

Redevelopments – Major (2)		8%	$83,556	$11,749	$71,807	$0	$7,499
Redevelopments – Tactical (3)		10%	55,663	19,520	36,143	7,603	11,917
Other (4)		N/A	N/A	22,834	0	0	22,834
Undeveloped land (5)		N/A	N/A	13,384	0	0	13,384
			$139,219	$67,487	$107,950	$7,603	$55,634

Redevelopments – Major

Nassau Park Pavilion (Princeton, NJ)	100%		12,199	2,680	9,519	0	2,680	4Q19	2Q20	Homesense, TJ Maxx, Burlington

The Collection at Brandon Boulevard (Tampa, FL)	100%		27,732	5,474	22,258	0	1,974	4Q19	4Q20	Lucky's, Bealls

1000 Van Ness (San Francisco, CA)	100%		4,810	0	4,810	0	0	1Q20	1Q20	CGV Cinemas

Shoppers World (Boston, MA)	100%		20,426	1,800	18,626	0	1,800	TBD	TBD

Sandy Plains Village (Atlanta, GA)	100%		8,556	1,138	7,418	0	388	TBD	TBD

Perimeter Pointe (Atlanta, GA)	100%		9,833	657	9,176	0	657	TBD	TBD

			$83,556	$11,749	$71,807	$0	$7,499

(1) Balance is in addition to SITE's pro rata share of joint venture CIP of $7 million.
(2) Non-stabilized portion of projects excluded from same store NOI. Includes large-scale shopping center expansion and repurposing projects.
(3) Projects included in same store NOI. Includes outparcels, first generation space and small-scale shopping center expansions and other capital improvements.
(4) Includes predevelopment and retenanting expenditures.
(5) Balance is in addition to owned land adjacent to existing centers with an estimated value of $18 million and cost basis of the headquarters (non-income producing) of $41 million.

SITE Centers Corp.

Dispositions

$ and GLA in thousands
			SITE	Owned	At 100%		At SITE Share
	Property Name	City, State	Own %	GLA	Price	Debt	Price	Debt

01/10/19	Northpoint SC (BRE DDR Retail Holdings III)	Cape Coral, FL	5.0%	112	$17,836	$7,449	$892	$372
01/11/19	Winchester Station (BRE DDR Retail Holdings III)	Winchester, VA	5.0%	183	30,550	15,205	1,528	760
01/15/19	Heritage Square (1)	Monmouth Junction, NJ	0.3%	81	14,700	13,497	44	40
01/16/19	Largo Town Center (Other)	Upper Marlboro, MD	20.0%	277	43,950	0	8,790	0
03/08/19	Vista Village	Vista, CA	100.0%	194	66,200	0	66,200	0
	Preferred equity repayment				12,406		12,406
		1Q 2019 Total		847	$185,642	$36,151	$89,860	$1,172

04/16/19	Westside Centre (TIAA)	Huntsville, AL	15.0%	477	$35,900	$23,625	$5,385	$3,544
		2Q 2019 QTD		477	$35,900	$23,625	$5,385	$3,544

		Total 2019		1,324	$221,542	$59,776	$95,245	$4,716

(1) Asset included in the collateral for BRE DDR Retail Holdings IV preferred interest. The Company does not have a material interest, but provides property asset management services.

SITE Centers Corp.

Debt Summary

$ in thousands
	Consolidated Debt			Unconsolidated Debt			Total Debt
Debt Composition	100%	SITE Share	Interest Rate	100%	SITE Share	Interest Rate	SITE Share	Interest Rate
Unsecured Credit Facilities	$40,000	$40,000	3.69%				$40,000	3.69%
Unsecured Term Loan	50,000	50,000	3.84%				50,000	3.84%
Unsecured Public Debt	1,655,803	1,655,803	4.34%				1,655,803	4.34%
Fixed Rate Mortgage Loans	86,942	77,376	4.75%	$1,142,278	$218,912	4.56%	296,288	4.61%
Variable Rate Mortgage Loans	0	0	0.00%	1,050,930	141,916	4.89%	141,916	4.89%
Subtotal	$1,832,745	$1,823,179	4.33%	$2,193,208	$360,828	4.69%	$2,184,007	4.39%
Fair Market Value Adjustment	1,299	1,299		4,620	231		1,530
Unamortized Loan Costs, Net	(9,880)	(9,818)		(14,378)	(2,705)		(12,523)
Total	$1,824,164	$1,814,660	4.33%	$2,183,450	$358,354	4.69%	$2,173,014	4.39%

Consolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2019	$1,845	$0	$0	$1,845	$1,845	0.00%
2020	1,750	39,934	0	41,684	41,684	4.99%
2021	1,214	42,198	0	43,412	43,412	4.09%
2022	0	0	240,000	240,000	240,000	4.60%
2023	0	0	137,209	137,209	127,643	3.64%
2024	0	0	65,614	65,614	65,614	4.07%
2025	0	0	457,142	457,142	457,142	3.79%
2026	0	0	400,000	400,000	400,000	4.43%
2027	0	0	450,000	450,000	450,000	4.81%
2028 and beyond	0	0	0	0	0	0.00%
Unsecured debt discount			(4,161)	(4,161)	(4,161)
Total	$4,809	$82,132	$1,745,804	$1,832,745	$1,823,179	4.33%

Unconsolidated Maturity Schedule (1)	Principal Payments	Secured Maturities	Unsecured Maturities	Total 100%	Total SITE Share	Interest Rate
2019	$4,124	$240,247	$0	$244,371	$16,181	5.40%
2020	5,884	339,523	0	345,407	52,514	4.22%
2021	5,420	194,062	0	199,482	49,249	5.32%
2022	4,246	732,496	0	736,742	114,367	4.76%
2023	3,820	35,177	0	38,997	2,639	4.26%
2024	2,278	448,008	0	450,286	84,903	4.87%
2025	1,867	0	0	1,867	644	0.00%
2026	1,936	0	0	1,936	668	0.00%
2027	2,009	106,200	0	108,209	16,622	3.89%
2028 and beyond	514	65,397	0	65,911	23,041	3.70%
Total	$32,098	$2,161,110	$0	$2,193,208	$360,828	4.69%

% of Total (2)	Consolidated	Interest Rate	Unconsolidated	Interest Rate	Total	Interest Rate
Fixed	95.1%	4.4%	60.7%	4.6%	89.4%	4.4%
Variable	4.9%	3.8%	39.3%	4.9%	10.6%	4.5%

Recourse to SITE	95.8%	4.3%	0.0%	0.0%	79.9%	4.3%
Non-recourse to SITE	4.2%	4.8%	100.0%	4.7%	20.1%	4.7%

(1) Assumes borrower extension options are exercised.
(2) Calculations based on SITE share.
Note: Interest rate is GAAP at SITE Share.

SITE Centers Corp.

Consolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate (2)
Bank Debt (3)
Unsecured Revolver ($950m)	$40,000	$40,000	09/22	L + 120
Unsecured Revolver ($20m)	0	0	09/22	L + 120
Unsecured Term Loan ($200m)	50,000	50,000	01/23	L + 135
	$90,000	$90,000
Public Debt
Unsecured Notes	201,269	201,269	07/22	4.76%
Unsecured Notes	86,990	86,990	05/23	3.52%
Unsecured Notes	65,464	65,464	08/24	4.07%
Unsecured Notes	455,169	455,169	02/25	3.79%
Unsecured Notes	397,584	397,584	02/26	4.43%
Unsecured Notes	449,327	449,327	06/27	4.81%
	$1,655,803	$1,655,803
Mortgage Debt
Polaris Towne Center, OH	40,743	40,743	04/20	4.99%
Chapel Hills West, CO	10,291	10,291	06/21	3.64%
Chapel Hills East, CO	6,921	6,921	12/21	4.76%
Paradise Village Gateway, AZ (SITE 67%)	28,987	19,421	01/22	4.85%
	$86,942	$77,376

Consolidated Debt Subtotal	$1,832,745	$1,823,179
FMV Adjustment – Assumed Debt	1,299	1,299
Unamortized Loan Costs, Net	(9,880)	(9,818)
Total Consolidated Debt	$1,824,164	$1,814,660

Rate Type
Fixed	$1,742,745	$1,733,179	6.1 years	4.35%
Variable	90,000	90,000	3.7 years	3.78%
	$1,832,745	$1,823,179	6.0 years	4.33%
Perpetual Preferred Stock
Class J	$200,000	$200,000	August 2017 (4)	6.50%
Class K	150,000	150,000	April 2018 (4)	6.25%
Class A	175,000	175,000	June 2022 (4)	6.38%

(1) Assumes borrower extension options are exercised.
(2) L = LIBOR
(3) Excludes loan fees and unamortized loan costs.
(4) Earliest redemption date.

SITE Centers Corp.

Unconsolidated Debt Detail

$ in thousands
	Balance 100%	Balance SITE Share	Maturity Date (1)	GAAP Interest Rate
DDRTC Core Retail Fund (SITE 15%)
July 2020 Loan Pool (9 assets) (2)	$185,587	$27,838	07/20	4.12%
July 2020 Loan Pool (5 assets) (2)	153,936	23,090	07/20	4.35%
November 2021 Loan Pool (5 assets)	113,609	17,041	11/21	4.94%
Birkdale Village, NC	79,804	11,971	04/24	4.31%
Overlook at King of Prussia, PA	40,800	6,120	09/27	3.89%
Marketplace at Millcreek, GA	39,600	5,940	09/27	3.88%
Winslow Bay Commons, NC	25,800	3,870	09/27	3.89%
	$639,136	$95,870
DDRM Properties (SITE 20%)
July 2022 Loan Pool (13 assets)	$218,730	$43,746	07/22	4.21%
July 2022 Loan Pool (15 assets)	198,396	39,679	07/22	5.02%
July 2022 Loan Pool (7 assets)	95,312	19,063	07/22	5.88%
	$512,438	$102,488
BRE DDR Retail Holdings III (SITE 5%)
Powell Center, OH	7,181	359	05/19	3.28%
November 2019 Loan Pool (10 assets)	211,978	10,599	11/19	5.74%
Eastland Center, CA	90,000	4,500	07/22	3.97%
Silverado Plaza, AZ	3,696	185	07/22	3.74%
White Oak Village, VA	34,250	1,713	09/22	1.97%
Midtowne Park, SC	15,736	787	01/23	4.34%
	$362,841	$18,143
Dividend Trust Portfolio (SITE 20%)
April 2024 Loan Pool (10 assets)	$364,320	$72,864	04/24	4.97%
	$364,320	$72,864
BRE DDR Retail Holdings IV (SITE 5%)
Ashbridge Square, PA	$33,092	$1,655	01/22	4.97%
The Hub, NY	27,666	1,383	01/22	5.02%
Southmont Plaza, PA	31,355	1,568	01/22	5.05%
Millenia Crossing, FL	21,478	1,074	01/23	4.20%
Concourse Village, FL	13,501	675	02/24	4.31%
	$127,092	$6,355
DDR-SAU Retail Fund (SITE 20%)
October 2019 Loan Pool (5 assets)	$17,725	$3,545	10/19	4.75%
Flat Shoals Crossing, GA	$3,625	$725	10/19	4.66%
May 2028 Loan Pool (6 assets)	$40,916	8,183	05/28	4.19%
	$62,266	$12,453
Other Joint Ventures
Sun Center Limited, OH (SITE 79%)	$20,223	$16,067	05/21	6.14%
RVIP IIIB, Deer Park, IL (SITE 26%)	65,392	16,838	09/21	4.91%
Lennox Town Center Limited, OH (SITE 50%)	39,500	19,750	04/28	3.49%
	$125,115	$52,655

Unconsolidated Debt Subtotal	$2,193,208	$360,828
FMV Adjustment – Assumed Debt	4,620	231
Unamortized Loan Costs, Net	(14,378)	(2,705)
Total Unconsolidated Debt	$2,183,450	$358,354

Rate Type
Fixed	$1,142,278	$218,912	4.9 years	4.56%
Variable	1,050,930	141,916	2.3 years	4.89%
	$2,193,208	$360,828	3.8 years	4.69%

(1) Assumes borrower extension options are exercised.
(2) LIBOR subject to a 0.25% floor.

SITE Centers Corp.

Debt/Adjusted EBITDA

$ in thousands
	1Q19	1Q18
Consolidated
Net income (loss) to SITE	$35,790	($54,153)
Interest expense	21,726	44,040
Income tax expense	272	(18)
Depreciation and amortization	42,608	74,424
Adjustments for non-controlling interests	(216)	(167)
EBITDA – current quarter	100,180	64,126
Impairments	620	30,444
Equity in net income of JVs	(1,043)	(8,786)
Reserve of preferred equity interest	1,099	3,961
Gain on disposition of real estate, net	(16,377)	(10,011)
Other expense, net	921	61,607
Hurricane property loss	0	4,533
Business interruption income	0	(2,000)
JV OFFO (at SITE Share)	7,988	7,625
Adjusted EBITDA – current quarter (1)	93,388	151,499
Adjusted EBITDA – annualized	373,552	605,996

Consolidated debt	1,824,164	3,741,520
Partner share of consolidated debt	(9,566)	(9,723)
Loan costs, net	9,880	46,095
Face value adjustments	(1,299)	(2,292)
Cash and restricted cash	(11,140)	(65,132)
Net effective debt	$1,812,039	$3,710,468

Debt/Adjusted EBITDA – Consolidated (2)	4.9x	6.1x

Pro rata including JVs
Adjusted EBITDA – current quarter	98,047	155,288
Adjusted EBITDA – annualized	392,188	621,152

Consolidated net debt	1,812,039	3,710,468
JV debt (at SITE Share)	360,828	335,293
Cash and restricted cash	(13,051)	(13,477)
Net effective debt	$2,159,816	$4,032,284

Debt/Adjusted EBITDA – Pro Rata (2)	5.5x	6.5x

(1) See definition in the Non-GAAP Measures section.
(2) Excludes perpetual preferred stock.

SITE Centers Corp.

Unconsolidated Joint Ventures

$ and GLA in thousands
Fund	Partner	SITE Own %	Operating Properties		Owned GLA	1Q19 NOI at 100% (1)		Gross Book Value	Face Value Debt (2)	SITE Preferred Equity (At 100%)
DDRTC Core Retail Fund	TIAA-CREF	15%	23		8,076	$24,795		$1,372,623	$639,136	0

DDRM Properties	Madison International Realty	20%	35		5,398	15,743		952,862	512,438	0

BRE DDR Retail Holdings III	Blackstone Real Estate Partners	5%	14		3,626	12,147		560,194	362,841	118,878	(3)

Dividend Trust Portfolio	Chinese Institutional Investors	20%	10		3,396	11,082		566,539	364,320	0

BRE DDR Retail Holdings IV	Blackstone Real Estate Partners	5%	5		1,120	4,479		173,758	127,092	57,242	(4)

DDR–SAU Retail Fund	State of Utah	20%	12		976	2,403		133,968	62,266	0

Other	Various	Various	4		1,263	4,772		229,734	125,115	0
Total			103	(5)	23,855	$75,421		$3,989,678	$2,193,208	$176,120
Property management fees						3,540	(1)
Assets sold in 1Q2019						81	(1)
Net operating income						$79,042	(6)

(1) Property management fees charged by SITE to the joint venture are included as an expense in NOI, although presented in the combined income statement on the next page in the line item Other Expense.  JV NOI was adjusted to reflect the impact of assets sold.

(2) Fair market value of debt adjustment and net unamortized loan costs ($9.8 million or $2.5 million at SITE's Share) are excluded from above.

(3) Amount is net of $65.6 million valuation allowance and $133.1 million of face value repaid through March 31, 2019.  Face value of $184.5 million including accrued interest of $3.1 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued payment in kind ("PIK") of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are allocated 52.7% to the preferred member unless certain financial covenants have been triggered, in which event 100% to the preferred member.

(4) Amount is net of $7.9 million valuation allowance and $20.5 million of face value repaid through March 31, 2019.  Face value of $65.1 million including accrued interest of $1.1 million.  The 8.5% dividend rate has two components, a cash dividend rate of 6.5% and an accrued PIK of 2.0%.  The Company no longer recognizes the accrued PIK as income due to the valuation allowance.  Repayment from net asset sale proceeds are expected to be available to repay the preferred member.  Included in the collateral for the preferred equity interest is 95% of the value of the five joint venture properties and 100% of the value of three properties in which the Company does not have a material interest, but to which SITE provides property asset management services.

(5) Excludes one consolidated joint venture asset in which the Company has an effective 67% interest.

(6) Amount agrees to the combined income statement of the joint ventures which includes a reconciliation of the Non-GAAP measure to the applicable GAAP measure.  See calculation definition in the Non-GAAP Measures section.

SITE Centers Corp.

Unconsolidated Joint Ventures

Combined SITE JV Pro Rata Adjustments (1)

Income Statement Pro Rata Adjustments 1Q19		Balance Sheet Pro Rata Adjustments 1Q19
Revenues:		Assets:
Rental Income (2)	$18,114	Land	$158,435
Other income	530	Buildings	440,648
	18,644	Improvements	39,224
Expenses:			638,307
Operating and maintenance	2,583	Depreciation	(167,148)
Real estate taxes	2,524		471,159
	5,107	Construction in progress and land	7,266
Net Operating Income	13,537	Real estate, net	478,425
		Investment in JVs	996
Other Income (expense):		Cash and restricted cash	13,018
Fee income	(914)	Receivables, net	6,325
Interest income	(273)	Other assets, net	28,084
Impairment charges	(2,453)	Total Assets	$526,848
Interest expense	(4,429)
Depreciation and amortization	(6,167)	Liabilities and Equity:
Other income (expense), net	(82)	Mortgage debt	$358,354
Income before earnings from JVs	(781)	Notes payable to SITE	1,245
Equity in net income of JVs	(1,043)	Other liabilities	21,823
Basis differences of JVs	269	Total Liabilities	381,422
Gain on disposition of real estate	1,555	JVs share of equity	14,152
Net income	$0	Distributions in excess of net income	131,274
		Total Equity	145,426
FFO Reconciliation 1Q19		Total Liabilities and Equity	$526,848
Income before earnings from JVs	($781)
Depreciation and amortization	6,167
Impairment of real estate	2,453
Basis differences of JVs	136
FFO at SITE's Ownership Interests	$7,975
OFFO at SITE's Ownership Interests	$7,989

(1) Information provided for SITE's share of JV investments and can be combined with SITE's consolidated financial statements for the same period.
(2) Rental Income:
Minimum rents	$14,019
Percentage rent	67
Recoveries	4,028

SITE Centers Corp.

Unconsolidated Joint Ventures at 100%

$ in thousands
Income Statement
	1Q19	1Q18
Revenues:
Rental Income (1)	$106,231	$112,320
Other income	2,872	2,205
	109,103	114,525
Expenses:
Operating and maintenance	15,081	16,521
Real estate taxes	14,980	17,860
	30,061	34,381

Net operating income	79,042	80,144

Other income (expense):
Interest expense	(25,656)	(24,243)
Depreciation and amortization	(39,504)	(39,677)
Impairment charges	(12,267)	(16,910)
Preferred share expense	(5,459)	(6,508)
Other expense, net	(5,456)	(7,421)
	(9,300)	(14,615)
Gain on disposition of real estate, net	15,966	38,020
Net income attributable to unconsolidated JVs	6,666	23,405
Depreciation and amortization	39,504	39,677
Impairment of real estate	12,267	16,910
Gain on disposition of real estate, net	(15,966)	(38,020)
FFO	$42,471	$41,972
FFO at SITE's ownership interests	$7,975	$7,170
Operating FFO at SITE's ownership interests	$7,989	$7,625

(1) Rental Income:
Minimum rents	$82,072	$85,274
Percentage rent	$415	$349
Recoveries	$23,744	$26,697

Balance Sheet
	At Period End
	1Q19	4Q18
Assets:
Land	$973,154	$1,004,289
Buildings	2,740,483	2,804,027
Improvements	216,739	221,412
	3,930,376	4,029,728
Depreciation	(943,573)	(935,921)
	2,986,803	3,093,807
Construction in progress and land	59,302	56,498
Real estate, net	3,046,105	3,150,305
Cash and restricted cash	81,230	94,111
Receivables, net	36,871	44,702
Other assets, net	187,499	186,693
Total Assets	$3,351,705	$3,475,811

Liabilities and Equity:
Mortgage debt	$2,183,450	$2,212,503
Notes and accrued interest payable to SITE	6,501	5,182
Other liabilities	150,364	161,372
Total Liabilities	2,340,315	2,379,057

Redeemable preferred equity	263,105	274,493
Accumulated equity	748,285	822,261
Total Equity	1,011,390	1,096,754
Total Liabilities and Equity	$3,351,705	$3,475,811

SITE Centers Corp.

Top 20 MSA Exposure

$ and GLA in thousands
		# of	Pro Rata	% of	Leased	Pro Rata	% of	PRS
	MSA	Properties	GLA	PRS GLA	Rate %	ABR	PRS ABR	ABR PSF
1	Atlanta-Sandy Springs-Roswell, GA	26	2,770	11.5%	93.8%	$33,911	9.4%	$13.67
2	Chicago-Naperville-Elgin, IL-IN-WI	7	1,299	5.4%	90.9%	27,391	7.6%	$24.23
3	Columbus, OH	8	1,591	6.6%	96.7%	23,179	6.4%	$16.16
4	Boston-Cambridge-Newton, MA-NH	2	1,423	5.9%	94.0%	21,898	6.1%	$25.76
5	Orlando-Kissimmee-Sanford, FL	8	1,242	5.2%	98.5%	21,735	6.0%	$18.46
6	Charlotte-Concord-Gastonia, NC-SC	6	1,455	6.1%	95.2%	20,666	5.7%	$16.02
7	Denver-Aurora-Lakewood, CO	5	1,386	5.8%	90.5%	20,179	5.6%	$18.37
8	Trenton, NJ	2	1,151	4.8%	97.6%	19,075	5.3%	$19.84
9	Miami-Fort Lauderdale-West Palm Beach, FL	9	1,055	4.4%	97.4%	17,466	4.9%	$21.64
10	San Antonio-New Braunfels, TX	3	1,055	4.4%	88.8%	15,589	4.3%	$19.33
11	Los Angeles-Long Beach-Anaheim, CA	4	936	3.9%	94.7%	15,010	4.2%	$22.72
12	Phoenix-Mesa-Scottsdale, AZ	4	878	3.7%	94.2%	14,554	4.0%	$18.36
13	Washington-Arlington-Alexandria, DC-VA-MD-WV	3	518	2.2%	88.4%	9,634	2.7%	$21.04
14	Cincinnati, OH-KY-IN	3	590	2.5%	89.6%	9,294	2.6%	$17.24
15	Portland-Vancouver-Hillsboro, OR-WA	2	487	2.0%	95.6%	8,811	2.4%	$18.92
16	New York-Newark-Jersey City, NY-NJ-PA	8	557	2.3%	87.5%	8,784	2.4%	$17.82
17	Cleveland-Elyria, OH	2	559	2.3%	96.7%	7,031	2.0%	$13.27
18	Tampa-St. Petersburg-Clearwater, FL	8	652	2.7%	84.3%	6,629	1.8%	$15.58
19	Kansas City, MO-KS	2	495	2.1%	85.4%	6,247	1.7%	$14.54
20	Sacramento--Roseville--Arden-Arcade, CA	1	275	1.1%	100.0%	6,050	1.7%	$30.63
	Other	60	3,611	15.1%	90.1%	46,612	13.0%	$15.69
	Total	173	23,985	100.0%	93.0%	$359,745	100.0%	$17.92

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
1	River Ridge	Birmingham-Hoover, AL	Birmingham	AL	15%	TIAA	172	350	$16.62	Best Buy, Nordstrom Rack, Staples, Target (U)
2	Westside Centre	Huntsville, AL	Huntsville	AL	15%	TIAA	477	667	$11.07	Altitude Trampoline Park, Big Lots, Burke's Outlet, PetSmart, Ross Dress for Less, Stein Mart, Target (U)
3	Ahwatukee Foothills Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	20%	DTP	688	703	$18.01	AMC Theatres, Best Buy, Burlington, HomeGoods, Jo-Ann, Lina Home Furnishing, Marshalls, Michaels, OfficeMax, Ross Dress for Less, Sprouts Farmers Market
4	Arrowhead Crossing	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		345	416	$16.52	Barnes & Noble, DSW, Golf Galaxy, Hobby Lobby, HomeGoods, Nordstrom Rack, Old Navy, Savers (U), Staples, T.J. Maxx
5	Deer Valley Towne Center	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	100%		197	460	$19.91	AMC Theatres (U), Michaels, PetSmart, Ross Dress for Less, Target (U)
6	Paradise Village Gateway	Phoenix-Mesa-Scottsdale, AZ	Phoenix	AZ	67%	OTHER	295	295	$18.13	Bed Bath & Beyond, PetSmart, Ross Dress for Less, Staples
7	Shops at Prescott Gateway	Prescott, AZ	Prescott	AZ	5%	BREDDR III	35	35	$29.19	Trader Joe's
8	Silverado Plaza	Tucson, AZ	Tucson	AZ	5%	BREDDR III	78	79	$8.74	Safeway
9	Buena Park Place	Los Angeles-Long Beach-Anaheim, CA	Buena Park	CA	100%		212	243	$14.72	Aldi, Kohl's, Michaels
10	Falcon Ridge Town Center	Los Angeles-Long Beach-Anaheim, CA	Fontana	CA	100%		291	438	$24.03	24 Hour Fitness, Michaels, Ross Dress for Less, Stater Bros Markets, Target (U)
11	The Pike Outlets	Los Angeles-Long Beach-Anaheim, CA	Long Beach	CA	100%		392	392	$22.31	Cinemark, H & M, Nike, Restoration Hardware
12	Eastland Center	Los Angeles-Long Beach-Anaheim, CA	West Covina	CA	5%	BREDDR III	812	912	$14.44	Ashley Furniture HomeStore, Burlington, Dick's Sporting Goods, Hobby Lobby, Marshalls, Pottery Barn Outlet, Ross Dress for Less, Target, Walmart
13	Ridge at Creekside	Sacramento-Roseville-Arden-Arcade, CA	Roseville	CA	100%		275	289	$22.23	Bed Bath & Beyond, buybuy BABY, Cost Plus World Market, Macy's Furniture Gallery, REI
14	Whole Foods at Bay Place	San Francisco-Oakland-Hayward, CA	Oakland	CA	100%		57	57	$46.39	Whole Foods
15	Hilltop Plaza	San Francisco-Oakland-Hayward, CA	Richmond	CA	20%	DDRM	251	251	$17.27	99 Cents Only, Century Theatre, City Sports Club, dd's Discounts, Ross Dress for Less
16	1000 Van Ness	San Francisco-Oakland-Hayward, CA	San Francisco	CA	100%		122	122	$19.65	The Studio Mix
17	Cornerstar	Denver-Aurora-Lakewood, CO	Aurora	CO	5%	BREDDR III	430	585	$19.98	24 Hour Fitness, HomeGoods, Marshalls, Office Depot, Ross Dress for Less, Sprouts Farmers Market, Target (U), Ulta Beauty
18	Centennial Promenade	Denver-Aurora-Lakewood, CO	Centennial	CO	100%		443	827	$20.97	Cavender's, Conn's, Golf Galaxy, HomeGoods, IKEA (U), Michaels, Ross Dress for Less, Stickley Furniture
19	Chapel Hills	Denver-Aurora-Lakewood, CO	Colorado Springs	CO	100%		446	541	$13.54	24 Hour Fitness, Barnes & Noble, Best Buy, DSW, Michaels (U), Nordstrom Rack, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Whole Foods
20	University Hills	Denver-Aurora-Lakewood, CO	Denver	CO	100%		243	260	$19.43	24 Hour Fitness, King Soopers, Marshalls, Michaels, Pier 1 Imports
21	FlatAcres MarketCenter/Parker Pavilions	Denver-Aurora-Lakewood, CO	Parker	CO	100%		232	641	$19.76	Bed Bath & Beyond, Home Depot (U), Kohl's (U), Michaels, Office Depot, Walmart (U)
22	Guilford Commons	Hartford-West Hartford-East Hartford, CT	Guilford	CT	100%		128	128	$16.67	Bed Bath & Beyond, The Fresh Market
23	Connecticut Commons	Hartford-West Hartford-East Hartford, CT	Plainville	CT	20%	DTP	561	561	$13.40	A.C. Moore, AMC Theatres, Dick's Sporting Goods, DSW, Kohl's, Lowe's, Marshalls, Old Navy, PetSmart
24	Windsor Court	Hartford-West Hartford-East Hartford, CT	Windsor	CT	100%		79	276	$19.24	HomeGoods (U), Stop & Shop, Target (U)
25	Cypress Trace	Cape Coral-Fort Myers, FL	Fort Myers	FL	15%	TIAA	278	278	$11.33	Bealls, Bealls Outlet, Ross Dress for Less, Stein Mart
26	Market Square	Cape Coral-Fort Myers, FL	Fort Myers	FL	15%	TIAA	119	406	$15.65	American Signature Furniture, Barnes & Noble (U), Cost Plus World Market (U), DSW, Michaels (U), Target (U), Total Wine & More
27	The Forum	Cape Coral-Fort Myers, FL	Fort Myers	FL	5%	BREDDR III	190	458	$16.01	Bed Bath & Beyond, Defy Extreme Air Sports, Home Depot (U), Ross Dress for Less, Staples, Target (U)
28	Shoppes at Paradise Pointe	Crestview-Fort Walton Beach-Destin, FL	Fort Walton Beach	FL	20%	DDRM	84	84	$12.07	Publix
29	Melbourne Shopping Center	Palm Bay-Melbourne-Titusville, FL	Melbourne	FL	100%		210	210	$7.97	Big Lots, Publix
30	Village Square at Golf	Miami-Fort Lauderdale-West Palm Beach, FL	Boynton Beach	FL	20%	DDRM	135	135	$15.62	Publix
31	Sheridan Square	Miami-Fort Lauderdale-West Palm Beach, FL	Dania	FL	20%	DDRM	67	67	$11.43	Walmart Neighborhood Market
32	Concourse Village	Miami-Fort Lauderdale-West Palm Beach, FL	Jupiter	FL	5%	BREDDR IV	134	134	$17.12	Ross Dress for Less, T.J. Maxx
33	The Shops at Midtown Miami	Miami-Fort Lauderdale-West Palm Beach, FL	Miami	FL	100%		467	467	$20.22	Dick's Sporting Goods, HomeGoods, Marshalls, Nordstrom Rack, Ross Dress for Less, Target, west elm
34	River Run	Miami-Fort Lauderdale-West Palm Beach, FL	Miramar	FL	20%	DDRM	94	107	$13.90	Publix
35	Northlake Commons	Miami-Fort Lauderdale-West Palm Beach, FL	Palm Beach Gardens	FL	20%	DDRM	124	245	$14.47	Home Depot (U), Jo-Ann, Ross Dress for Less

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
36	Flamingo Falls	Miami-Fort Lauderdale-West Palm Beach, FL	Pembroke Pines	FL	20%	DDRM	109	148	$22.54	LA Fitness (U), The Fresh Market
37	The Fountains	Miami-Fort Lauderdale-West Palm Beach, FL	Plantation	FL	100%		430	489	$16.48	Dick's Sporting Goods, Jo-Ann, Kohl's, Marshalls/HomeGoods, Total Wine & More
38	Midway Plaza	Miami-Fort Lauderdale-West Palm Beach, FL	Tamarac	FL	20%	DDRM	228	228	$13.35	Publix, Ross Dress for Less
39	Carillon Place	Naples-Immokalee-Marco Island, FL	Naples	FL	100%		265	281	$15.40	Bealls Outlet, OfficeMax, Ross Dress for Less, T.J. Maxx, Walmart Neighborhood Market
40	Countryside Shoppes	Naples-Immokalee-Marco Island, FL	Naples	FL	20%	DDRM	74	74	$12.37	Aldi
41	Heather Island	Ocala, FL	Ocala	FL	20%	DDRM	71	71	$11.23	Publix
42	Casselberry Commons	Orlando-Kissimmee-Sanford, FL	Casselberry	FL	20%	DDRM	246	249	$14.55	Publix, Ross Dress for Less, Stein Mart, T.J. Maxx
43	Shoppes of Lake Mary	Orlando-Kissimmee-Sanford, FL	Lake Mary	FL	15%	TIAA	74	246	$24.60	Publix (U), Staples, Target (U)
44	Chickasaw Trail Shopping Center	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	75	81	$12.17	Publix
45	Lee Vista Promenade	Orlando-Kissimmee-Sanford, FL	Orlando	FL	100%		313	313	$16.47	Academy Sports, Beall's Outlet, Epic Theatres, HomeGoods, Michaels, Ross Dress for Less
46	Millenia Crossing	Orlando-Kissimmee-Sanford, FL	Orlando	FL	5%	BREDDR IV	100	100	$28.58	Nordstrom Rack
47	Skyview Plaza	Orlando-Kissimmee-Sanford, FL	Orlando	FL	20%	DDRM	263	263	$11.40	Badcock Home Furniture & More, dd's Discounts, Publix, Ross Dress for Less
48	Oviedo Park Crossing	Orlando-Kissimmee-Sanford, FL	Oviedo	FL	20%	DDRM	186	321	$11.22	Bed Bath & Beyond, Lowe's (U), Michaels, OfficeMax, Ross Dress for Less, T.J. Maxx
49	Winter Garden Village	Orlando-Kissimmee-Sanford, FL	Winter Garden	FL	100%		759	1,129	$19.98	Bealls, Bed Bath & Beyond, Best Buy, Burlington, Forever 21, Havertys, Jo-Ann, LA Fitness, Lowe's (U), Marshalls, PetSmart, Ross Dress for Less, Staples, Target (U)
50	Creekwood Crossing	North Port-Sarasota-Bradenton, FL	Bradenton	FL	20%	DDRM	235	397	$11.47	Bealls, Bealls Outlet, Big Lots, Lowe's (U)
51	Lake Brandon Plaza	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		178	198	$13.96	Jo-Ann, Nordstrom Rack, Publix, Total Wine & More
52	Lake Brandon Village	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		114	258	$14.86	buybuy BABY, Lowe's (U), PetSmart
53	The Collection at Brandon Boulevard	Tampa-St. Petersburg-Clearwater, FL	Brandon	FL	100%		218	218	$7.70	Chuck E. Cheese's, Kane Furniture
54	Shoppes at Golden Acres	Tampa-St. Petersburg-Clearwater, FL	New Port Richey	FL	20%	DDRM	131	131	$11.35	Publix
55	The Shoppes of Boot Ranch	Tampa-St. Petersburg-Clearwater, FL	Palm Harbor	FL	100%		52	229	$25.37	Publix (U), Target (U)
56	Nature Coast Commons	Tampa-St. Petersburg-Clearwater, FL	Spring Hill	FL	5%	BREDDR III	226	552	$14.64	Aldi, Best Buy, JCPenney (U), PetSmart, Ross Dress for Less, Walmart (U)
57	North Pointe Plaza	Tampa-St. Petersburg-Clearwater, FL	Tampa	FL	20%	DDRM	108	226	$14.41	Publix, Walmart (U)
58	The Shoppes at New Tampa	Tampa-St. Petersburg-Clearwater, FL	Wesley Chapel	FL	20%	DDRM	159	188	$15.72	Bealls, Office Depot (U), Publix
59	Brookhaven Plaza	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	70	70	$20.24	Stein Mart
60	Cascade Corners	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	67	67	$7.71	Kroger
61	Cascade Crossing	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	20%	SAU	63	63	$10.13	Publix
62	Perimeter Pointe	Atlanta-Sandy Springs-Roswell, GA	Atlanta	GA	100%		353	353	$19.67	Dick's Sporting Goods, HomeGoods, LA Fitness, Regal Cinemas
63	Marketplace at Millcreek	Atlanta-Sandy Springs-Roswell, GA	Buford	GA	15%	TIAA	402	533	$14.61	2nd & Charles, Bed Bath & Beyond, Burlington, Costco (U), DSW, Marshalls, Michaels, PetSmart, REI, Ross Dress for Less
64	Hickory Flat Village	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	SAU	74	88	$13.39	Publix
65	Riverstone Plaza	Atlanta-Sandy Springs-Roswell, GA	Canton	GA	20%	DDRM	308	335	$12.39	Bealls Outlet, Belk, Michaels, Publix, Ross Dress for Less
66	Cumming Marketplace	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	709	$12.72	ApplianceSmart, Home Depot (U), Lowe's, Michaels, OfficeMax, Walmart (U)
67	Cumming Town Center	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		311	311	$15.52	Ashley Furniture HomeStore, Best Buy, Dick's Sporting Goods, Staples, T.J. Maxx/HomeGoods
68	Sharon Greens	Atlanta-Sandy Springs-Roswell, GA	Cumming	GA	100%		98	101	$11.90	Kroger
69	Flat Shoals Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	SAU	70	70	$10.43	Publix
70	Hairston Crossing	Atlanta-Sandy Springs-Roswell, GA	Decatur	GA	20%	DDRM	58	58	$26.91	—
71	Market Square	Atlanta-Sandy Springs-Roswell, GA	Douglasville	GA	100%		125	125	$10.91	Bargain Hunt
72	Paradise Shoppes of Ellenwood	Atlanta-Sandy Springs-Roswell, GA	Ellenwood	GA	20%	DDRM	68	68	$11.01	—
73	Fayette Pavilion	Atlanta-Sandy Springs-Roswell, GA	Fayetteville	GA	15%	TIAA	1,242	1,506	$9.32

Bargain Hunt, Bealls Outlet, Bed Bath & Beyond, Belk, Big Lots, Cinemark, Dick's Sporting Goods, Forever 21, Hobby Lobby, Home Depot (U), Jo-Ann, Kohl's, Marshalls, PetSmart, Publix, Ross Dress for Less, Target (U), Walmart

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
74	Stonebridge Village	Atlanta-Sandy Springs-Roswell, GA	Flowery Branch	GA	5%	BREDDR III	157	504	$17.57	Home Depot (U), Kohl's (U), PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
75	Barrett Pavilion	Atlanta-Sandy Springs-Roswell, GA	Kennesaw	GA	15%	TIAA	459	584	$15.48	AMC Theatres, Best Buy Outlet, buybuy BABY, Jo-Ann, Old Navy, Ozone Billiards, REI, Target (U), Total Wine & More
76	Towne Center Prado	Atlanta-Sandy Springs-Roswell, GA	Marietta	GA	20%	DTP	287	287	$12.75	Publix, Ross Dress for Less, Stein Mart
77	Newnan Pavilion	Atlanta-Sandy Springs-Roswell, GA	Newnan	GA	15%	TIAA	468	468	$8.35	Academy Sports, Aldi, Home Depot, Kohl's, PetSmart, Ross Dress for Less, Sky Zone Trampoline Park
78	Sandy Plains Village	Atlanta-Sandy Springs-Roswell, GA	Roswell	GA	100%		174	174	$17.17	Movie Tavern
79	Heritage Pavilion	Atlanta-Sandy Springs-Roswell, GA	Smyrna	GA	15%	TIAA	256	256	$14.06	American Signature Furniture, Marshalls, PetSmart, Ross Dress for Less, T.J. Maxx
80	Presidential Commons	Atlanta-Sandy Springs-Roswell, GA	Snellville	GA	100%		376	376	$11.74	buybuy BABY, Home Depot, Jo-Ann, Kroger, Stein Mart
81	Deshon Plaza	Atlanta-Sandy Springs-Roswell, GA	Stone Mountain	GA	20%	SAU	64	64	$11.42	Publix
82	Johns Creek Town Center	Atlanta-Sandy Springs-Roswell, GA	Suwanee	GA	100%		303	303	$14.42	Kohl's, Michaels, PetSmart, Sprouts Farmers Market, Staples, Stein Mart
83	Cofer Crossing	Atlanta-Sandy Springs-Roswell, GA	Tucker	GA	20%	DDRM	136	278	$8.90	HomeGoods, Kroger, Walmart (U)
84	Woodstock Square	Atlanta-Sandy Springs-Roswell, GA	Woodstock	GA	15%	TIAA	219	400	$14.63	Kohl's, OfficeMax, Old Navy, Target (U)
85	Glynn Isles	Brunswick, GA	Brunswick	GA	5%	BREDDR III	193	517	$16.21	Ashley Furniture HomeStore (U), Dick's Sporting Goods, Lowe's (U), Michaels, Office Depot, PetSmart, Ross Dress for Less, Target (U)
86	Eisenhower Crossing	Macon-Bibb County, GA	Macon	GA	15%	TIAA	420	722	$10.34	Ashley Furniture HomeStore, Bed Bath & Beyond, Best Buy (U), Home Depot (U), Kroger, Marshalls, Michaels, Old Navy, Ross Dress for Less, Staples, Target (U)
87	3030 North Broadway	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		132	132	$34.27	Mariano's, XSport Fitness
88	The Maxwell	Chicago-Naperville-Elgin, IL-IN-WI	Chicago	IL	100%		240	240	$26.79	Burlington, Dick's Sporting Goods, Nordstrom Rack, T.J. Maxx
89	Deer Park Town Center	Chicago-Naperville-Elgin, IL-IN-WI	Deer Park	IL	50%	OTHER	356	406	$31.53	Barnes & Noble (U), Century Theatre, Crate & Barrel, Gap
90	Woodfield Village Green	Chicago-Naperville-Elgin, IL-IN-WI	Schaumburg	IL	100%		516	682	$20.56	At Home, Bloomingdale's the Outlet Store, Container Store, Costco (U), HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Trader Joe's
91	Village Crossing	Chicago-Naperville-Elgin, IL-IN-WI	Skokie	IL	15%	TIAA	722	722	$17.90	Altitude Trampoline Park, AMC Theatres, Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Jewel-Osco, Michaels, OfficeMax, PetSmart, Tuesday Morning
92	Brookside Marketplace	Chicago-Naperville-Elgin, IL-IN-WI	Tinley Park	IL	20%	DTP	317	602	$15.44	Best Buy, Dick's Sporting Goods, HomeGoods, Kohl's (U), Michaels, PetSmart, Ross Dress for Less, T.J. Maxx, Target (U)
93	Highland Grove Shopping Center	Chicago-Naperville-Elgin, IL-IN-WI	Highland	IN	20%	DDRM	312	541	$14.73	Best Buy (U), Burlington, Dick's Sporting Goods (U), Kohl's, Marshalls, Michaels, Target (U)
94	Merriam Village	Kansas City, MO-KS	Merriam	KS	100%		418	924	$14.74	Cinemark, Dick's Sporting Goods, Hobby Lobby, Home Depot (U), IKEA (U), Marshalls, OfficeMax, PetSmart
95	Harundale Plaza	Baltimore-Columbia-Towson, MD	Glen Burnie	MD	20%	OTHER	218	218	$9.78	Burlington, HomeGoods, Regency Furniture
96	Duvall Village	Washington-Arlington-Alexandria, DC-VA-MD-WV	Bowie	MD	100%		88	88	$20.18	—
97	Gateway Center	Boston-Cambridge-Newton, MA-NH	Everett	MA	100%		640	640	$16.51	Costco, Home Depot, Michaels, Old Navy, Target, Total Wine & More
98	Shoppers World	Boston-Cambridge-Newton, MA-NH	Framingham	MA	100%		783	783	$24.80	A.C. Moore, AMC Theatres, Barnes & Noble, Best Buy, DSW, HomeSense, Kohl's, Macy's Furniture Gallery, Marshalls, Nordstrom Rack, PetSmart, Sierra Trading Post, T.J. Maxx
99	Riverdale Shops	Springfield, MA	West Springfield	MA	20%	DDRM	274	274	$15.01	Kohl's, Stop & Shop
100	Valley Center	Saginaw, MI	Saginaw	MI	5%	BREDDR III	409	419	$10.32	Barnes & Noble, Burlington, Dick's Sporting Goods, DSW, Michaels, PetSmart, T.J. Maxx
101	Independence Commons	Kansas City, MO-KS	Independence	MO	20%	DTP	386	403	$14.95	AMC Theatres, Barnes & Noble, Best Buy, Kohl's, Marshalls, Ross Dress for Less
102	The Promenade at Brentwood	St. Louis, MO-IL	Brentwood	MO	100%		338	338	$14.45	Micro Center, PetSmart, Target, Trader Joe's
103	East Hanover Plaza	New York-Newark-Jersey City, NY-NJ-PA	East Hanover	NJ	100%		98	359	$20.28	Costco (U), HomeGoods, HomeSense, Target (U)
104	Edgewater Towne Center	New York-Newark-Jersey City, NY-NJ-PA	Edgewater	NJ	100%		78	78	$27.43	Whole Foods
105	Freehold Marketplace	New York-Newark-Jersey City, NY-NJ-PA	Freehold	NJ	100%		21	359	$33.27	Sam's Club (U), Walmart (U)
106	Lewandowski Commons	New York-Newark-Jersey City, NY-NJ-PA	Lyndhurst	NJ	20%	SAU	78	78	$22.89	Stop & Shop
107	Route 22 Retail Center	New York-Newark-Jersey City, NY-NJ-PA	Union	NJ	20%	DTP	112	237	$19.83	Dick's Sporting Goods, Target (U)
108	Consumer Centre	New York-Newark-Jersey City, NY-NJ-PA	West Long Branch	NJ	100%		292	292	$13.66	buybuy BABY, Dick's Sporting Goods, Home Depot, PetSmart
109	West Falls Plaza	New York-Newark-Jersey City, NY-NJ-PA	Woodland Park	NJ	20%	DDRM	91	91	$20.41	andThat!, Cost Plus World Market

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
110	Crossroads Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Lumberton	NJ	20%	DDRM	100	215	$18.81	Lowe's (U), ShopRite
111	Hamilton Marketplace	Trenton, NJ	Hamilton	NJ	100%		542	970	$19.11	Barnes & Noble, Bed Bath & Beyond, BJ's Wholesale Club (U), Kohl's, Lowe's (U), Michaels, Ross Dress for Less, ShopRite, Staples, Walmart (U)
112	Nassau Park Pavilion	Trenton, NJ	Princeton	NJ	100%		609	1,117	$17.61	Best Buy, buybuy BABY, Dick's Sporting Goods, Home Depot (U), HomeGoods, Michaels, PetSmart, Raymour & Flanigan, Target (U), Walmart (U), Wegmans
113	The Hub	New York-Newark-Jersey City, NY-NJ-PA	Hempstead	NY	5%	BREDDR IV	249	249	$12.03	Home Depot, Super Stop & Shop
114	Belgate Shopping Center	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		269	891	$14.03	Burlington, Cost Plus World Market, Furniture Row (U), Hobby Lobby, IKEA (U), Marshalls, Old Navy, PetSmart, T.J. Maxx, Walmart (U)
115	Carolina Pavilion	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		708	853	$13.87	AMC Theatres, Autozone, Bed Bath & Beyond, Big Lots, buybuy BABY, Conn's, Frontgate Outlet Store, Jo-Ann, Nordstrom Rack, Old Navy, Ross Dress for Less, Sears Outlet, Target (U), Value City Furniture
116	Cotswold Village	Charlotte-Concord-Gastonia, NC-SC	Charlotte	NC	100%		262	262	$22.84	Harris Teeter, Marshalls, PetSmart
117	The Shops at the Fresh Market	Charlotte-Concord-Gastonia, NC-SC	Cornelius	NC	100%		131	131	$12.46	Stein Mart, The Fresh Market
118	Birkdale Village	Charlotte-Concord-Gastonia, NC-SC	Huntersville	NC	15%	TIAA	300	388	$29.30	Barnes & Noble, Dick's Sporting Goods, Regal Cinemas (U)
119	Winslow Bay Commons	Charlotte-Concord-Gastonia, NC-SC	Mooresville	NC	15%	TIAA	268	442	$15.08	Dick's Sporting Goods, HomeGoods, Michaels, Ross Dress for Less, T.J. Maxx, Target (U)
120	Fayetteville Pavilion	Fayetteville, NC	Fayetteville	NC	20%	DDRM	274	274	$12.98	Christmas Tree Shops, Food Lion, Marshalls, Michaels, PetSmart
121	Shoppes at Oliver's Crossing	Greensboro-High Point, NC	Winston Salem	NC	20%	DDRM	77	77	$13.74	Lowes Foods
122	Meadowmont Village	Raleigh, NC	Chapel Hill	NC	20%	DDRM	146	146	$21.28	Harris Teeter
123	Clayton Corners	Raleigh, NC	Clayton	NC	20%	DDRM	126	126	$12.05	Lowes Foods
124	Sexton Commons	Raleigh, NC	Fuquay Varina	NC	20%	DDRM	49	49	$17.76	Harris Teeter
125	Alexander Place	Raleigh, NC	Raleigh	NC	15%	TIAA	198	408	$16.63	Kohl's, O2 Fitness, Walmart (U)
126	Poyner Place	Raleigh, NC	Raleigh	NC	20%	DTP	254	434	$16.53	Cost Plus World Market, Marshalls, Old Navy, Ross Dress for Less, Target (U)
127	University Centre	Wilmington, NC	Wilmington	NC	20%	DTP	418	525	$11.03	Bed Bath & Beyond, Lowe's, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Sam's Club (U)
128	Kenwood Square	Cincinnati, OH-KY-IN	Cincinnati	OH	100%		427	461	$18.13	Dick's Sporting Goods, Macy's Furniture Gallery, Marshalls/HomeGoods, Michaels, T.J. Maxx, The Fresh Market
129	Western Hills Square	Cincinnati, OH-KY-IN	Cincinnati	OH	5%	BREDDR III	34	258	$12.78	Kroger (U), PetSmart, Walmart (U)
130	Waterstone Center	Cincinnati, OH-KY-IN	Mason	OH	100%		162	433	$16.25	Barnes & Noble, Best Buy, Costco (U), Michaels, Target (U)
131	Stow Community Center	Cleveland-Elyria, OH	Stow	OH	100%		401	503	$11.19	Bed Bath & Beyond, Giant Eagle, Hobby Lobby, Kohl's, OfficeMax, Target (U)
132	West Bay Plaza	Cleveland-Elyria, OH	Westlake	OH	100%		158	158	$18.70	Fresh Thyme Farmers Market, HomeSense, Marc's
133	Easton Market	Columbus, OH	Columbus	OH	100%		502	552	$15.47	Bed Bath & Beyond, buybuy BABY, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, PetSmart, Sierra Trading Post, Staples, T.J. Maxx, Value City Furniture
134	Hilliard Rome Commons	Columbus, OH	Columbus	OH	20%	DDRM	102	102	$14.26	Burlington
135	Lennox Town Center	Columbus, OH	Columbus	OH	50%	OTHER	374	374	$13.01	AMC Theatres, Barnes & Noble, Marshalls, Staples, Target
136	Polaris Towne Center	Columbus, OH	Columbus	OH	100%		459	730	$16.71	Best Buy, Big Lots, Jo-Ann, Kroger, Lowe's (U), OfficeMax, T.J. Maxx, Target (U)
137	Sun Center	Columbus, OH	Columbus	OH	79%	OTHER	316	418	$15.30	Ashley Furniture HomeStore, Michaels, Staples, Stein Mart, Whole Foods
138	Perimeter Center	Columbus, OH	Dublin	OH	100%		136	136	$16.50	Giant Eagle
139	Derby Square	Columbus, OH	Grove City	OH	20%	DDRM	125	134	$11.24	Giant Eagle
140	Powell Center	Columbus, OH	Lewis Center	OH	5%	BREDDR III	202	233	$13.54	Giant Eagle, HomeGoods, Marshalls, Michaels
141	North Towne Commons	Toledo, OH	Toledo	OH	100%		80	295		—
142	Springfield Commons	Toledo, OH	Toledo	OH	20%	DDRM	272	272	$10.94	Bed Bath & Beyond, Kohl's, Old Navy, Planet Fitness
143	Tanasbourne Town Center	Portland-Vancouver-Hillsboro, OR-WA	Hillsboro	OR	100%		309	570	$20.36	Barnes & Noble, Bed Bath & Beyond, Best Buy (U), Marshalls, Michaels, Nordstrom Rack (U), Office Depot, Ross Dress for Less, Sierra Trading Post, Target (U)

SITE Centers Corp.

Property List

GLA in thousands

#	Center	MSA	Location	ST	SITE Own %	JV	Owned GLA	Total GLA	ABR PSF	Anchor Tenants
144	Southmont Plaza	Allentown-Bethlehem-Easton, PA-NJ	Easton	PA	5%	BREDDR IV	251	386	$15.52	Barnes & Noble, Bed Bath & Beyond, Best Buy, Dick's Sporting Goods, Lowe's (U), Michaels, Staples
145	Ashbridge Square	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Downingtown	PA	5%	BREDDR IV	386	386	$10.05	Christmas Tree Shops, Home Depot, Jo-Ann, Staples
146	Overlook at King of Prussia	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	King Of Prussia	PA	15%	TIAA	193	193	$28.42	Best Buy, Off 5th, United Artists Theatre
147	Warwick Center	Providence-Warwick, RI-MA	Warwick	RI	15%	TIAA	153	153	$14.71	Barnes & Noble, DSW
148	Ashley Crossing	Charleston-North Charleston, SC	Charleston	SC	20%	DTP	208	217	$10.48	Food Lion, Jo-Ann, Kohl's, Marshalls
149	Wando Crossing	Charleston-North Charleston, SC	Mount Pleasant	SC	100%		214	335	$13.84	Marshalls/HomeGoods, Michaels, Office Depot, T.J. Maxx, Walmart (U)
150	Columbiana Station	Columbia, SC	Columbia	SC	15%	TIAA	375	436	$16.39	buybuy BABY, Columbia Grand Theatre (U), Dick's Sporting Goods, Michaels, PetSmart
151	Midtowne Park	Greenville-Anderson-Mauldin, SC	Anderson	SC	5%	BREDDR III	167	174	$9.85	Dick's Sporting Goods, Kohl's, Staples
152	The Point	Greenville-Anderson-Mauldin, SC	Greenville	SC	20%	SAU	104	104	$17.60	REI, Whole Foods
153	The Plaza at Carolina Forest	Myrtle Beach-Conway-North Myrtle Beach, SC-NC	Myrtle Beach	SC	20%	SAU	138	141	$13.55	Kroger
154	Pavilion of Turkey Creek	Knoxville, TN	Knoxville	TN	15%	TIAA	282	663	$14.95	DSW, Hobby Lobby, OfficeMax, Old Navy, Ross Dress for Less, Target (U), Walmart (U)
155	Town & Country Commons	Knoxville, TN	Knoxville	TN	15%	TIAA	655	655	$11.00	Bargain Hunt, Best Buy, Conn's, Dick's Sporting Goods, Jo-Ann, Knoxville 16, Lowe's, Staples, Tuesday Morning
156	American Way	Memphis, TN-MS-AR	Memphis	TN	20%	SAU	110	110	$7.11	—
157	Crossroads Square	Morristown, TN	Morristown	TN	20%	SAU	70	95	$6.68	Bargain Hunt, OfficeMax (U)
158	Cool Springs Pointe	Nashville-Davidson-Murfreesboro-Franklin, TN	Brentwood	TN	100%		198	198	$15.91	Best Buy, Ross Dress for Less, Royal Furniture
159	Bellevue Place	Nashville-Davidson-Murfreesboro-Franklin, TN	Nashville	TN	15%	TIAA	77	192	$13.23	Bed Bath & Beyond, Home Depot (U), Planet Fitness
160	Eastchase Market	Dallas-Fort Worth-Arlington, TX	Fort Worth	TX	5%	BREDDR III	262	420	$12.82	Aldi (U), AMC Theatres, Marshalls, Ross Dress for Less, Spec's Wine, Spirits, & Finer Foods, Target (U)
161	The Marketplace at Highland Village	Dallas-Fort Worth-Arlington, TX	Highland Village	TX	100%		207	451	$17.66	DSW, LA Fitness, Petco, T.J. Maxx/HomeGoods, Walmart (U)
162	Bandera Pointe	San Antonio-New Braunfels, TX	San Antonio	TX	100%		500	851	$13.02	Barnes & Noble, Gold's Gym, Jo-Ann, Kohl's (U), Lowe's, Old Navy, PetSmart, Ross Dress for Less, Spec's Wine, Spirits & Finer Foods (U), T.J. Maxx, Target (U), Urban Air Trampoline & Adventure Park
163	Terrell Plaza	San Antonio-New Braunfels, TX	San Antonio	TX	100%		108	243	$20.43	Ross Dress for Less, Target (U)
164	Village at Stone Oak	San Antonio-New Braunfels, TX	San Antonio	TX	100%		448	623	$21.66	Alamo Drafthouse Cinema, Hobby Lobby, HomeGoods, Target (U)
165	Creeks at Virginia Centre	Richmond, VA	Glen Allen	VA	15%	TIAA	266	266	$15.72	Barnes & Noble, Bed Bath & Beyond, Dick's Sporting Goods, Michaels, Ross Dress for Less
166	Commonwealth Center	Richmond, VA	Midlothian	VA	20%	DTP	166	166	$16.54	Michaels, Stein Mart, The Fresh Market
167	Downtown Short Pump	Richmond, VA	Richmond	VA	100%		126	252	$22.62	American Family Fitness (U), Barnes & Noble, Regal Cinemas, Skate Nation (U)
168	White Oak Village	Richmond, VA	Richmond	VA	5%	BREDDR III	432	956	$16.36	JCPenney, K&G Fashion Superstore, Lowes (U), Michaels, PetSmart, Publix, Target (U)
169	Kroger Plaza	Virginia Beach-Norfolk-Newport News, VA-NC	Virginia Beach	VA	20%	SAU	68	86	$3.99	Kroger
170	Fairfax Towne Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Fairfax	VA	100%		253	253	$20.14	Bed Bath & Beyond, Jo-Ann, Regal Cinemas, Safeway, T.J. Maxx
171	Springfield Center	Washington-Arlington-Alexandria, DC-VA-MD-WV	Springfield	VA	100%		177	177	$22.88	Barnes & Noble, Bed Bath & Beyond, DSW, Marshalls, Michaels, The Tile Shop
172	Apple Blossom Corners	Winchester, VA-WV	Winchester	VA	20%	DDRM	243	243	$11.59	Books-A-Million, HomeGoods, Kohl's, Martin's
173	Orchards Market Center	Portland-Vancouver-Hillsboro, OR-WA	Vancouver	WA	100%		178	209	$16.56	Big 5 Sporting Goods (U), Jo-Ann, LA Fitness, Office Depot, Sportsman's Warehouse
			Total				43,876	59,618
Note: (U) indicates unowned. Anchors include tenants greater than 20K SF
BREDDR III - BRE DDR Retail Holdings III
BREDDR IV - BRE DDR Retail Holdings IV
DDRM - DDRM Properties
DTP - Dividend Trust Portfolio
SAU - DDR-SAU Retail Fund
TIAA - DDRTC Core Retail Fund

SITE Centers Corp.

Notable Accounting and Supplemental Policies

The information contained in the Quarterly Financial Supplement does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information.  The Company’s Quarterly Financial Supplement should be read in conjunction with the Company’s Form 10-K and Form 10-Q.

Rental Income (Revenues)

•	Percentage and overage rents that are recognized after the tenants’ reported sales have exceeded the applicable sales breakpoint.
•	Tenant reimbursements are recognized in the period in which the expenses are incurred.
•	Lease termination fees are recognized upon termination of a tenant’s lease when the Company has no further obligations under the lease.

General and Administrative Expenses

•	General and administrative expenses include certain internal leasing salaries, legal salaries and related expenses associated with the leasing of space which are charged to operations as incurred.
•	The Company does not capitalize any executive officer compensation.
•

General and administrative expenses include executive property management compensation and related expenses.  Property management services’ direct compensation is reflected in operating and maintenance expenses.

Deferred Financing Costs

•

Costs incurred in obtaining term financing are included as a reduction of the related debt liability and costs incurred related to the revolving credit facilities are included in other assets on the consolidated balance sheets.  All costs are amortized on a straight-line basis over the term of the related debt agreement; such amortization is reflected as interest expense in the consolidated income statements.

Real Estate

•

Real estate assets are stated at cost less accumulated depreciation, which, in the opinion of management, is not in excess of the individual property's estimated undiscounted future cash flows, including estimated proceeds from disposition.

•	Construction in progress includes shopping center developments and significant expansions and redevelopments.
•	Acquisitions of a partner’s interest in an unconsolidated joint venture in which a change of control has occurred are recorded at fair value.
•	Depreciation and amortization are provided on a straight-line basis over the estimated useful lives of the assets as follows:

Buildings20 to 40 years

Building Improvements5 to 20 years

Furniture/Fixtures/ Shorter of economic life or lease terms

Tenant Improvements

Capitalization

•	Expenditures for maintenance and repairs are charged to operations as incurred. Renovations and expenditures that improve or extend the life of the asset are capitalized.
•

The Company capitalizes interest on funds used for the construction or expansion of shopping centers and certain construction administration costs.  Capitalization of interest and administration costs ceases when construction activities are completed and the property is available for occupancy by tenants or when activities are suspended.

•

Interest expense and real estate taxes incurred during construction are capitalized and depreciated over the building life.  The Company does not capitalize interest on land held for development which is on hold and is not undergoing any development activities.

SITE Centers Corp.

Notable Accounting and Supplemental Policies

Gains on Sales of Real Estate

•	Gains on sales of real estate generally related to the sale of outlots and land adjacent to existing shopping centers are recognized at closing when the earnings process is deemed to be complete.

Leasing Spreads

•

Leasing spreads are calculated by comparing the prior tenant's annual base rent in the final year of the old lease to the new tenant's annual base rent in the first year of the new lease.  The reported calculation, "Comparable", only includes deals executed within one year of the date that the prior tenant vacated.  "Non-comp" deals consist of deals not executed within one year of the date the prior tenant vacated, deals which resulted in a significant difference in size or deals for space which was vacant at acquisition.

Net Effective Rents

•

Net effective rents are calculated as a weighted average per rentable square foot over the lease term with full consideration for all costs associated with leasing the space rather than pro rata costs.  Landlord work represents property level improvements associated with the lease transactions; however, those improvements are attributed to the landlord's property value and typically extend the life of the asset in excess of the lease term.

SITE Centers Corp.

Non-GAAP Measures

Performance Measures

FFO and Operating FFO

The Company believes that Funds from Operations (“FFO”) and Operating FFO, both non-GAAP financial measures, provide additional and useful means to assess the financial performance of REITs.  FFO and Operating FFO are frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs. The Company also believes that FFO and Operating FFO more appropriately measure the core operations of the Company and provide benchmarks to its peer group.

FFO excludes GAAP historical cost depreciation and amortization of real estate and real estate investments, which assume that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions, and many companies use different depreciable lives and methods.  Because FFO excludes depreciation and amortization unique to real estate and gains and losses from depreciable property dispositions, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, interest costs and acquisition, disposition and development activities.  This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP.

In December 2018, the National Association of Real Estate Investment Trusts (“NAREIT”) issued NAREIT Funds From Operations White Paper - 2018 Restatement (“2018 FFO White Paper”).  The purpose of the 2018 FFO White Paper was not to change the fundamental definition of FFO but to clarify existing guidance and to consolidate into a single document, alerts and policy bulletins issued by NAREIT since the last FFO white paper was issued in 2002.  The 2018 FFO White Paper was effective starting with first quarter 2019 reporting.  The changes to the Company’s calculation of FFO resulting from the adoption of the 2018 FFO White Paper relate to the exclusion of gains or losses on the sale of land as well as related impairments, gains or losses from changes in control and the reserve adjustment of preferred equity interests.  The Company adopted changes in its calculation in 2019 on a retrospective basis.

FFO is generally defined and calculated by the Company as net income (loss) (computed in accordance with GAAP), adjusted to exclude (i) preferred share dividends, (ii) gains and losses from disposition of real estate property and related investments, which are presented net of taxes, (iii) impairment charges on real estate property and related investments including reserve adjustments of preferred equity interests, (iv) gains and losses from changes in control and (v) certain non-cash items.  These non-cash items principally include real property depreciation and amortization of intangibles, equity income (loss) from joint ventures and equity income (loss) from non-controlling interests and adding the Company’s proportionate share of FFO from its unconsolidated joint ventures and non-controlling interests, determined on a consistent basis.  The Company’s calculation of FFO is consistent with the definition of FFO provided by NAREIT.

The Company believes that certain charges, income and gains recorded in its operating results are not comparable or reflective of its core operating performance.  Operating FFO is useful to investors as the Company removes non-comparable charges, income and gains to analyze the results of its operations and assess performance of the core operating real estate portfolio.  As a result, the Company also computes Operating FFO and discusses it with the users of its financial statements, in addition to other measures such as net income (loss) determined in accordance with GAAP and FFO.  Operating FFO is generally defined and calculated by the Company as FFO excluding certain charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.  Such adjustments include gains/losses on the early extinguishment of debt, hurricane-related activity, certain transaction fee income, transaction costs and other restructuring type costs.  The disclosure of these adjustments is regularly requested by users of the Company’s financial statements.  The adjustment for these charges, income and gains may not be comparable to how other REITs or real estate companies calculate their results of operations, and the Company’s calculation of Operating FFO differs from NAREIT’s definition of FFO.  Additionally, the Company provides no assurances that these charges, income and gains are non-recurring.  These charges, income and gains could be reasonably expected to recur in future results of operations.

These measures of performance are used by the Company for several business purposes and by other REITs.   The Company uses FFO and/or Operating FFO in part (i) as a disclosure to improve the understanding of the Company’s operating results among the investing public, (ii) as a measure of a real estate asset’s performance, (iii) to influence acquisition, disposition and capital investment strategies and (iv) to compare the Company’s performance to that of other publicly traded shopping center REITs.   For the reasons described above, management believes that FFO and Operating FFO provide the Company and investors with an important indicator of the Company’s operating performance.   They provide recognized measures of performance other than GAAP net income, which may include

SITE Centers Corp.

Non-GAAP Measures

non-cash items (often significant).  Other real estate companies may calculate FFO and Operating FFO in a different manner.

In calculating the expected range for or amount of net (loss) income attributable to common shareholders to estimate projected FFO and Operating FFO for future periods, the Company does not include a projection of gain and losses from the disposition of real estate property, potential impairments and reserves of real estate property and related investments, debt extinguishment costs, hurricane-related activity, certain transaction costs or certain fee income.  Other real estate companies may calculate expected FFO and Operating FFO in a different manner.

Management recognizes the limitations of FFO and Operating FFO when compared to GAAP’s net income.  FFO and Operating FFO do not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use FFO or Operating FFO as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  Neither FFO nor Operating FFO represents cash generated from operating activities in accordance with GAAP, and neither is necessarily indicative of cash available to fund cash needs.  Neither FFO nor

Operating FFO should be considered an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  FFO and Operating FFO are simply used as additional indicators of the Company’s operating performance.  The Company believes that to further understand its performance, FFO and Operating FFO should be compared with the Company’s reported net income (loss) and considered in addition to cash flows determined in accordance with GAAP, as presented in its condensed consolidated financial statements.  Reconciliations of these measures to their most directly comparable GAAP measure of net income (loss) have been provided herein.

Net Operating Income (“NOI”) and Same Store Net Operating Income (“SSNOI”)

The Company uses NOI, which is a non-GAAP financial measure, as a supplemental performance measure.  NOI is calculated as property revenues less property-related expenses.  The Company believes NOI provides useful information to investors regarding the Company’s financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level and, when compared across periods, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and disposition activity on an unleveraged basis.

The Company also presents NOI information on a same store basis, or SSNOI.  The Company defines SSNOI as property revenues less property-related expenses, which exclude straight-line rental income (including reimbursements) and expenses, lease termination income in excess of lost rent, management fee expense, fair market value of leases and expense recovery adjustments.  SSNOI also excludes activity associated with development and major redevelopment and includes assets owned in comparable periods (15 months for quarter comparisons).  In addition, SSNOI excludes all non-property and corporate level revenue and expenses.  Other real estate companies may calculate NOI and SSNOI in a different manner.  The Company believes SSNOI provides investors with additional information regarding the operating performances of comparable assets because it excludes certain non-cash and non-comparable items as noted above.  SSNOI is frequently used by the real estate industry, as well as securities analysts, investors and other interested parties, to evaluate the performance of REITs.

The Company believes that SSNOI is not, and is not intended to be, a presentation in accordance with GAAP.  SSNOI information has its limitations as it excludes any capital expenditures associated with the re-leasing of tenant space or as needed to operate the assets.  SSNOI does not represent amounts available for dividends, capital replacement or expansion, debt service obligations or other commitments and uncertainties.  Management does not use SSNOI as an indicator of the Company’s cash obligations and funding requirements for future commitments, acquisitions or development activities.  SSNOI does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs.  SSNOI should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity.  A reconciliation of SSNOI to its most directly comparable GAAP measure of net income (loss) has been provided in the Press Release and this section.  Reconciliations of 2019 SSNOI projected growth targets to the most directly comparable GAAP financial measure are not provided because the Company is unable to provide such reconciliations without reasonable effort.

SITE Centers Corp.

Non-GAAP Measures

Other Measures

SITE Pro Rata Share Financial Information

The Company believes that the SITE pro rata share of its joint ventures presented in the quarterly supplement is not, and is not intended to be, a presentation in accordance with GAAP.  SITE share financial information is frequently used by the real estate industry including securities analysts, investors and other interested parties to evaluate the performance of SITE compared to other REITs.  Other real estate companies may calculate such information in a different manner.

SITE does not control the unconsolidated joint ventures and the presentations of SITE JV Pro Rata Adjustments of the unconsolidated joint ventures presented in the quarterly supplement do not represent the Company’s legal claim to such items.  The Company provides this information because the Company believes it assists investors and analysts in estimating the effective interest in SITE’s unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.  The presentation of this information has limitations as an analytical tool.  Because of the limitations, this information should not be considered in isolation or as a substitute for the Company’s financial statements as reported under GAAP.

Debt/Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

The Company uses the ratio Debt to Adjusted EBITDA (“Debt/Adjusted EBITDA”) as it believes it provides a meaningful metric as it relates to the Company’s ability to meet various leverage tests for the corresponding periods.

The Components of Debt/Adjusted EBITDA include net effective debt divided by adjusted EBITDA (annualized), as opposed to net income determined in accordance with GAAP.  Adjusted EBITDA is calculated as net income attributable to SITE before interest, income taxes, depreciation and amortization and further adjusted to eliminate the impact of certain items that the Company does not consider indicative of its ongoing performance.  Net effective debt is calculated as the Company’s consolidated debt outstanding excluding unamortized loan costs and fair market value adjustments, less cash and restricted cash as of the balance sheet date presented.  Such amounts are calculated at the Company’s proportionate share of ownership.

Adjusted EBITDA should not be considered as an alternative to earnings as an indicator of the Company’s financial performance, or an alternative to cash flow from operating activities as a measure of liquidity.  The Company’s calculation of Adjusted EBITDA may differ from the methodology utilized by other companies.  Investors are cautioned that items excluded from Adjusted EBITDA are significant components in understanding and assessing the Company’s financial condition.  A reconciliation of Adjusted EBITDA and net effective debt used in the Debt/Adjusted EBITDA ratio to their most directly comparable GAAP measures of net income (loss) and debt has been provided in the Debt Summary section.

SITE Centers Corp.

Portfolio Summary at 100%

GLA in thousands
	3/31/2019	12/31/2018	9/30/2018	6/30/2018	3/31/2018
Shopping Center Summary
Operating Centers – 100%	173	177	182	193	208
Wholly Owned - SITE	69	70	78	78	82
JV Portfolio	104	107	104	115	126

Owned and Ground Lease GLA – 100%	43,876	44,317	45,241	46,677	48,782
Wholly Owned - SITE	19,726	19,616	22,867	22,884	23,535
JV Portfolio – 100%	24,150	24,701	22,374	23,793	25,247
Unowned GLA – 100%	15,742	16,311	16,578	17,973	19,847

Quarterly Operational Overview
SITE (100%)
Base Rent PSF	$16.41	$16.38	$16.23	$16.14	$15.97
Base Rent PSF < 10K	$25.79	$25.68	$25.54	$25.46	$25.08
Base Rent PSF > 10K	$13.71	$13.70	$13.56	$13.49	$13.37
Commenced Rate	90.0%	90.7%	90.9%	91.2%	91.2%
Leased Rate	92.9%	93.1%	92.8%	93.1%	93.3%
Leased Rate < 10K SF	87.9%	88.1%	88.2%	87.8%	87.7%
Leased Rate > 10K SF	94.4%	94.7%	94.2%	94.8%	95.0%

Joint Venture (100%)
Base Rent PSF	$14.83	$14.84	$14.63	$14.63	$14.54
Leased Rate	92.8%	93.6%	93.0%	93.1%	92.9%
Leased Rate < 10K SF	86.4%	87.0%	85.8%	85.0%	85.4%
Leased Rate > 10K SF	94.8%	95.7%	95.4%	95.8%	95.6%

SITE Centers Corp.

Leasing Summary

Wholly Owned at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
1Q19	13	71,346	$23.70	$18.53	27.9%	9.4	33	218,938	$19.93	9.9
4Q18	5	35,104	$19.28	$16.40	17.6%	9.2	23	242,664	$19.35	9.6
3Q18	12	34,286	$29.33	$24.01	22.2%	8.0	29	240,807	$25.55	14.0
2Q18	12	83,572	$17.84	$14.02	27.2%	6.4	31	286,555	$18.52	9.3
	42	224,308	$21.69	$17.35	25.0%	8.2	116	988,964	$20.75	10.9

Renewals
1Q19	46	342,775	$17.70	$16.23	9.1%	5.4	46	342,775	$17.70	5.4
4Q18	27	297,740	$16.59	$15.67	5.9%	5.1	27	297,740	$16.59	5.1
3Q18	77	937,997	$17.31	$15.92	8.7%	6.1	77	937,997	$17.31	6.1
2Q18	64	739,093	$15.72	$14.84	5.9%	5.2	64	739,093	$15.72	5.2
	214	2,317,605	$16.77	$15.59	7.6%	5.6	214	2,317,605	$16.77	5.6

New + Renewals
1Q19	59	414,121	$18.74	$16.62	12.8%	6.3	79	561,713	$18.57	7.3
4Q18	32	332,844	$16.87	$15.75	7.1%	5.6	50	540,404	$17.83	7.3
3Q18	89	972,283	$17.74	$16.21	9.4%	6.3	106	1,178,804	$19.00	8.3
2Q18	76	822,665	$15.94	$14.76	8.0%	5.3	95	1,025,648	$16.50	6.5
	256	2,541,913	$17.20	$15.75	9.2%	5.9	330	3,306,569	$17.96	7.4

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
1Q19	163,342	$21.38	$3.46	$1.76	$0.62	$5.84	$15.54	9.9
4Q18	85,285	$25.85	$4.20	$4.55	$0.69	$9.44	$16.41	8.9
3Q18	111,786	$22.24	$4.08	$2.04	$0.53	$6.65	$15.59	8.5
2Q18	246,658	$19.32	$1.13	$7.48	$0.49	$9.10	$10.22	8.7
	607,071	$21.33	$2.75	$4.45	$0.56	$7.76	$13.57	9.0

Renewals
1Q19	342,775	$17.97	$0.16	$0.00	$0.00	$0.16	$17.81	5.4
4Q18	297,740	$16.92	$0.05	$0.00	$0.00	$0.05	$16.87	5.1
3Q18	937,997	$17.67	$0.80	$0.00	$0.00	$0.80	$16.87	6.1
2Q18	739,093	$15.92	$0.08	$0.00	$0.00	$0.08	$15.84	5.2
	2,317,605	$17.06	$0.41	$0.00	$0.00	$0.41	$16.65	5.6

New + Renewals
1Q19	506,117	$19.07	$1.66	$0.80	$0.28	$2.74	$16.33	7.0
4Q18	383,025	$18.91	$1.36	$1.44	$0.22	$3.02	$15.89	6.3
3Q18	1,049,783	$18.15	$1.26	$0.29	$0.07	$1.62	$16.53	6.4
2Q18	985,751	$16.77	$0.45	$2.63	$0.17	$3.25	$13.52	6.2
	2,924,676	$17.94	$1.08	$1.29	$0.16	$2.53	$15.41	6.4

SITE Centers Corp.

Leasing Summary

Unconsolidated Joint Ventures at 100%

Leasing Activity
	Comparable Pool						Total Pool
	Count	GLA	New Rent PSF	Prior Rent PSF	Rent Spread	Wtd Avg Term (Years)	Count	GLA	New Rent PSF	Wtd Avg Term (Years)
New Leases
1Q19	13	165,145	$10.87	$10.11	7.5%	8.9	20	189,088	$11.86	8.4
4Q18	17	172,265	$16.60	$12.99	27.8%	10.0	34	273,978	$15.10	9.1
3Q18	16	54,851	$20.77	$19.75	5.2%	6.7	34	150,371	$17.00	7.7
2Q18	14	141,437	$14.14	$11.91	18.7%	7.7	27	210,250	$14.89	8.2
	60	533,698	$14.60	$12.51	16.7%	8.7	115	823,687	$14.65	8.4

Renewals
1Q19	69	638,349	$14.80	$14.74	0.4%	5.7	69	638,349	$14.80	5.7
4Q18	59	524,670	$14.62	$14.37	1.7%	4.8	59	524,670	$14.62	4.8
3Q18	87	935,780	$14.44	$14.11	2.3%	5.4	87	935,780	$14.44	5.4
2Q18	91	676,137	$14.79	$14.70	0.6%	5.0	91	676,137	$14.79	5.0
	306	2,774,936	$14.64	$14.44	1.4%	5.2	306	2,774,936	$14.64	5.2

New + Renewals
1Q19	82	803,494	$13.99	$13.79	1.5%	6.2	89	827,437	$14.13	6.2
4Q18	76	696,935	$15.11	$14.03	7.7%	6.2	93	798,648	$14.78	6.3
3Q18	103	990,631	$14.79	$14.42	2.6%	5.5	121	1,086,151	$14.80	5.7
2Q18	105	817,574	$14.68	$14.21	3.3%	5.4	118	886,387	$14.81	5.7
	366	3,308,634	$14.64	$14.13	3.6%	5.8	421	3,598,623	$14.64	6.0

Net Effective Rents
		Avg	Capex PSF				NER	Wtd Avg
	GLA	Rent PSF	TA	LL Work	LC	Total	PSF	Term (Years)
New Leases
1Q19	189,088	$12.32	$1.31	$4.29	$0.48	$6.08	$6.24	8.4
4Q18	273,978	$15.87	$2.39	$2.85	$0.52	$5.76	$10.11	9.1
3Q18	150,371	$18.28	$2.55	$3.24	$0.56	$6.35	$11.93	7.7
2Q18	210,250	$15.71	$2.02	$3.58	$0.31	$5.91	$9.80	8.2
	823,687	$15.45	$2.08	$3.43	$0.47	$5.98	$9.47	8.4

Renewals
1Q19	638,349	$15.02	$1.11	$0.00	$0.05	$1.16	$13.86	5.7
4Q18	524,670	$14.73	$0.00	$0.01	$0.00	$0.01	$14.72	4.8
3Q18	935,780	$14.57	$0.41	$0.02	$0.01	$0.44	$14.13	5.4
2Q18	676,137	$15.10	$0.08	$0.01	$0.00	$0.09	$15.01	5.0
	2,774,936	$14.83	$0.44	$0.01	$0.02	$0.47	$14.36	5.2

New + Renewals
1Q19	827,437	$14.40	$1.18	$1.31	$0.18	$2.67	$11.73	6.2
4Q18	798,648	$15.12	$1.20	$1.43	$0.26	$2.89	$12.23	6.3
3Q18	1,086,151	$15.08	$0.80	$0.62	$0.12	$1.54	$13.54	5.7
2Q18	886,387	$15.24	$0.73	$1.21	$0.10	$2.04	$13.20	5.7
	3,598,623	$14.97	$0.96	$1.11	$0.16	$2.23	$12.74	6.0

SITE Centers Corp.

Lease Expirations

Wholly Owned at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	21	$266	$12.67	0.1%	21	58	$1,403	$24.19	1.5%	22	79	$1,669	$21.13	0.6%
2019	10	466	4,862	$10.43	2.6%	80	190	5,591	$29.43	6.0%	90	656	10,453	$15.93	3.7%
2020	40	1,096	18,102	$16.52	9.6%	154	463	11,866	$25.63	12.8%	194	1,559	29,968	$19.22	10.6%
2021	55	1,504	22,676	$15.08	12.0%	164	470	12,615	$26.84	13.6%	219	1,974	35,291	$17.88	12.5%
2022	68	2,030	31,175	$15.36	16.5%	178	515	14,867	$28.87	16.1%	246	2,545	46,042	$18.09	16.3%
2023	73	2,146	30,447	$14.19	16.1%	167	530	15,208	$28.69	16.4%	240	2,676	45,655	$17.06	16.2%
2024	64	1,781	25,971	$14.58	13.7%	110	324	9,227	$28.48	10.0%	174	2,105	35,198	$16.72	12.5%
2025	28	714	12,385	$17.35	6.5%	47	147	4,407	$29.98	4.8%	75	861	16,792	$19.50	6.0%
2026	22	536	8,417	$15.70	4.4%	52	197	6,146	$31.20	6.6%	74	733	14,563	$19.87	5.2%
2027	19	561	11,051	$19.70	5.8%	42	146	4,120	$28.22	4.5%	61	707	15,171	$21.46	5.4%
2028	17	519	8,013	$15.44	4.2%	41	152	4,377	$28.80	4.7%	58	671	12,390	$18.46	4.4%
Thereafter	20	779	15,927	$20.45	8.4%	27	100	2,703	$27.03	2.9%	47	879	18,630	$21.19	6.6%
Total	417	12,153	$189,292	$15.58	100.0%	1,083	3,292	$92,530	$28.11	100.0%	1,500	15,445	$281,822	$18.25	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	21	$266	$12.67	0.1%	17	48	$1,149	$23.94	1.2%	18	69	$1,415	$20.51	0.5%
2019	4	82	1,060	$12.93	0.6%	52	123	3,619	$29.42	3.9%	56	205	4,679	$22.82	1.7%
2020	8	169	2,891	$17.11	1.5%	86	242	6,328	$26.15	6.8%	94	411	9,219	$22.43	3.3%
2021	10	207	3,977	$19.21	2.1%	94	229	6,405	$27.97	6.9%	104	436	10,382	$23.81	3.7%
2022	12	263	4,552	$17.31	2.4%	90	237	6,621	$27.94	7.2%	102	500	11,173	$22.35	4.0%
2023	3	58	1,759	$30.33	0.9%	84	237	6,547	$27.62	7.1%	87	295	8,306	$28.16	2.9%
2024	10	196	3,185	$16.25	1.7%	82	182	5,759	$31.64	6.2%	92	378	8,944	$23.66	3.2%
2025	7	144	2,193	$15.23	1.2%	64	176	5,084	$28.89	5.5%	71	320	7,277	$22.74	2.6%
2026	9	177	3,942	$22.27	2.1%	62	187	5,623	$30.07	6.1%	71	364	9,565	$26.28	3.4%
2027	12	258	5,146	$19.95	2.7%	69	195	6,111	$31.34	6.6%	81	453	11,257	$24.85	4.0%
2028	22	454	6,225	$13.71	3.3%	71	216	6,428	$29.76	6.9%	93	670	12,653	$18.89	4.5%
Thereafter	319	10,124	154,096	$15.22	81.4%	312	1,220	32,856	$26.93	35.5%	631	11,344	186,952	$16.48	66.3%
Total	417	12,153	$189,292	$15.58	100.0%	1,083	3,292	$92,530	$28.11	100.0%	1,500	15,445	$281,822	$18.25	100.0%

Note: Excludes ground leases

SITE Centers Corp.

Lease Expirations

Unconsolidated Joint Ventures at 100%; $ and GLA in thousands

Assumes no exercise of lease options

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	1	18	$315	$17.50	0.2%	42	102	$2,401	$23.54	2.2%	43	120	$2,716	$22.63	0.9%
2019	18	910	10,299	$11.32	5.6%	120	311	6,911	$22.22	6.3%	138	1,221	17,210	$14.10	5.8%
2020	64	1,902	21,231	$11.16	11.5%	263	652	14,981	$22.98	13.6%	327	2,554	36,212	$14.18	12.3%
2021	85	2,736	32,490	$11.88	17.6%	289	733	18,316	$24.99	16.6%	374	3,469	50,806	$14.65	17.2%
2022	80	2,545	29,291	$11.51	15.9%	253	750	17,459	$23.28	15.8%	333	3,295	46,750	$14.19	15.8%
2023	78	2,050	24,485	$11.94	13.3%	258	757	18,078	$23.88	16.4%	336	2,807	42,563	$15.16	14.4%
2024	69	2,028	24,158	$11.91	13.1%	170	577	13,506	$23.41	12.2%	239	2,605	37,664	$14.46	12.8%
2025	24	768	10,174	$13.25	5.5%	58	203	4,693	$23.12	4.2%	82	971	14,867	$15.31	5.0%
2026	22	463	5,308	$11.46	2.9%	42	151	3,687	$24.42	3.3%	64	614	8,995	$14.65	3.0%
2027	18	520	7,461	$14.35	4.0%	46	152	4,180	$27.50	3.8%	64	672	11,641	$17.32	3.9%
2028	25	720	9,007	$12.51	4.9%	55	167	4,671	$27.97	4.2%	80	887	13,678	$15.42	4.6%
Thereafter	20	801	10,497	$13.10	5.7%	19	70	1,584	$22.63	1.4%	39	871	12,081	$13.87	4.1%
Total	504	15,461	$184,716	$11.95	100.0%	1,615	4,625	$110,467	$23.88	100.0%	2,119	20,086	$295,183	$14.70	100.0%

Assumes all lease options are exercised

	Greater than 10K SF					Less than 10K SF					Total
Year	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR > 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR < 10K	# of Leases	Expiring SF	ABR	Rent PSF	% of ABR Total
MTM	0	0	0	$0.00	0.0%	37	88	$2,102	$23.89	1.9%	37	88	$2,102	$23.89	0.7%
2019	3	161	774	$4.81	0.4%	85	208	4,713	$22.66	4.3%	88	369	5,487	$14.87	1.9%
2020	18	354	4,260	$12.03	2.3%	158	347	8,008	$23.08	7.2%	176	701	12,268	$17.50	4.2%
2021	9	170	2,266	$13.33	1.2%	189	424	10,775	$25.41	9.8%	198	594	13,041	$21.95	4.4%
2022	14	402	5,040	$12.54	2.7%	140	364	8,580	$23.57	7.8%	154	766	13,620	$17.78	4.6%
2023	14	298	3,827	$12.84	2.1%	174	434	10,586	$24.39	9.6%	188	732	14,413	$19.69	4.9%
2024	10	191	2,485	$13.01	1.3%	118	324	7,819	$24.13	7.1%	128	515	10,304	$20.01	3.5%
2025	14	248	3,646	$14.70	2.0%	86	226	5,056	$22.37	4.6%	100	474	8,702	$18.36	2.9%
2026	13	238	3,456	$14.52	1.9%	76	196	4,587	$23.40	4.2%	89	434	8,043	$18.53	2.7%
2027	12	272	2,856	$10.50	1.5%	98	275	7,150	$26.00	6.5%	110	547	10,006	$18.29	3.4%
2028	19	421	5,351	$12.71	2.9%	94	285	6,986	$24.51	6.3%	113	706	12,337	$17.47	4.2%
Thereafter	378	12,706	150,755	$11.86	81.6%	360	1,454	34,105	$23.46	30.9%	738	14,160	184,860	$13.06	62.6%
Total	504	15,461	$184,716	$11.95	100.0%	1,615	4,625	$110,467	$23.88	100.0%	2,119	20,086	$295,183	$14.70	100.0%

Note: Excludes ground leases

SITE CENTERS INVESTOR RELATIONS DEPARTMENT 3300 Enterprise Pkwy, Beachwood, OH 44122   O: 216-755-5500   F: 216-755-1500 sitecenters.com • NYSE: SITC